File No. 2-67464

811-3015

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration

Under

the Securities Act of 1933	☒
Pre-Effective Amendment Number	☐
Post Effective Amendment Number 76	☒

And/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 77	☒

Ohio National Fund, Inc.

(Exact Name of Registrant)

One Financial Way

Montgomery, Ohio 45242

(Address of Principal Executive Offices)

(513) 794-6100

(Registrant’s Telephone Number)

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde

Carlton Fields

1025 Thomas Jefferson Street, NW, Suite 400 East

Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☒	on (December 19, 2016) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ohio National Fund, Inc.

One Financial Way • Montgomery, Ohio 45242 • Telephone 800.366.6654

Ohio National Fund, Inc. (“Fund”) is a mutual fund with 20 separate investment portfolios. The Fund’s investment adviser is Ohio National Investments, Inc. (the “Adviser”). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation (together with ONLI referred to as “Ohio National Life”) and National Security Life and Annuity Company (“National Security”). The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

An investment in the portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s portfolios are:

See
Page

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This prospectus sets forth concisely the information about the Fund you need to know before you purchase an Ohio National Life or National Security variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

December 19, 2016

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Equity Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.76%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Total Annual Fund Operating Expenses	0.81%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio invests primarily in equity securities that, in the portfolio managers’ opinion, offer the potential for capital growth. The portfolio managers follow a valuation driven discipline in selecting securities, and therefore seek to purchase securities at large discounts to the portfolio manager’s assessment of their issuers’ intrinsic value. Intrinsic value, according to the portfolio managers, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Portfolio is not expected to have high turnover.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of

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stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 28.02%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -30.08%. That was the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Equity Portfolio	-3.69%	11.08%	1.42%
S&P 500® Index	1.38%	12.57%	7.31%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ClearBridge, LLC (“ClearBridge”). Sam Peters, CFA, has been the portfolio manager of the Portfolio since May 2013. Mr. Peters is a Managing Director and Portfolio Manager of ClearBridge. Jean Yu, Ph.D., CFA, has been co-portfolio manager for the Portfolio since January 2015. Ms. Yu is a Managing Director and Portfolio Manager for ClearBridge.

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Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bond Portfolio

Investment Objective

Seeks high level of income and opportunity for capital appreciation consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.56%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%
Total Annual Fund Operating Expenses	0.64%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased. Under normal circumstances, at least 80% of the Portfolio’s assets (other than cash and U.S. government securities) will be invested in:

• publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody’s or Standard and Poor’s (“S&P”); and

• corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

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This Portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser’s evaluation of current and anticipated market conditions.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 11.45%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -7.59%. That was the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Bond Portfolio	-2.04%	3.02%	3.80%
BofA Merrill Lynch U.S. Corporate Master Index	-0.63%	4.55%	5.25%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Philip Byrde, Vice President, Fixed Income Securities of Ohio National Life, has been the portfolio manager of the Portfolio since 2002. Gary Rodmaker, CFA, FLMI, has been co-portfolio manager for the Portfolio since January 2015. Mr. Rodmaker is Vice President, Fixed Income for Ohio National Life.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Omni Portfolio

Investment Objective

Seeks high level of long-term total return consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by

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the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.17%
Total Annual Fund Operating Expenses	0.77%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in stocks, bonds and money market instruments. The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the Portfolio may not be invested in all three of the market sectors.

The Portfolio’s principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors.

The stock sector is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser. Suffolk began managing the stock sector of the portfolio in May 2002. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 84.7% of the voting securities of Suffolk. Within the stock sector, Suffolk seeks long-term growth of capital. Current income is a secondary goal for the stock sector.

Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. Investment in this Portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this Portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this Portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented

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stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Asset Allocation Risk — The Portfolio’s ability to achieve its investment goal depends upon the manager’s skill in determining the Portfolio’s asset allocation mix (its allocation among the three market sectors). There is the possibility that the manager’s evaluations and assumptions regarding market sectors will not successfully achieve high long-term total return in view of actual market trends.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 14.66%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -18.55%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Omni Portfolio	2.15%	9.94%	7.24%
S&P 500® Index	1.38%	12.57%	7.31%
70% S&P 500® Index/30% BofA Merrill Lynch U.S. Corporate Master Index	0.97%	10.26%	6.91%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Philip Byrde, Vice President, Fixed Income Securities of Ohio National Life, has been the portfolio manager of the fixed income component of the Portfolio since 2002. Gary Rodmaker, CFA, FLMI, has been co-portfolio manager of the fixed income component of the Portfolio since 2016. Mr. Rodmaker is Vice President, Fixed Income for Ohio National Life. Donald Gilbert, President of Suffolk, has been the portfolio manager of the equity component of the Portfolio since 2002. Andrew Wong, Director of Research at Suffolk, has been a co-portfolio manager of the equity component of the Portfolio since January 2014.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

International Portfolio

Investment Objective

Seeks long-term growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.17%
Total Annual Fund Operating Expenses	1.00%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in securities of foreign companies. The Portfolio invests, under normal conditions, primarily in equity securities of foreign companies in developed and emerging foreign markets. The Portfolio may invest using any style (e.g., growth or value) and the companies that the Portfolio invest in may include large-, mid- and small-cap companies. Equity securities may include common stocks, depositary receipts, real estate investment trusts, warrants, convertible bonds, convertible debentures, preferred stocks and real estate securities. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in investment grade fixed income securities and foreign government securities. The Portfolio may also buy or sell foreign currencies (which may be implemented through derivative contracts such as forward or futures contracts) in lieu of or in addition to non-dollar denominated foreign equity securities in order to increase or decrease its exposure to foreign equity and/or currency markets. This would permit the Portfolio to take long positions on currencies that the sub-adviser believes will increase in value and take short positions on currencies that the sub-adviser believes will decrease in value regardless of the Portfolio’s security holdings in the applicable currency. Additionally, from time to time, the Portfolio may hedge against losses on securities held in the Portfolio or the currencies in which the securities are denominated by obtaining short exposure on an equity index, security or currency through a futures or currency forward contract or other derivative instrument. It may maintain cash reserves in foreign or U.S. money market instruments. The Portfolio may buy securities in initial public offerings. The sub-adviser may select initial public offerings based on its fundamental analysis of the issuer. The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global focuses first on country selection. Federated Global seeks to identify countries whose stock markets are attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor, and evidence of other factors which Federated Global has identified as being correlated with market outperformance. Once a country’s stock market has been selected for investment, Federated Global uses bottom-up stock research and optimization models to select a group of stocks which give broad exposure to the targeted market. As no single factor is consistently predictive of performance, the strategy uses value, growth, quality and technical indicators to select stocks. The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

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Federated Global uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. Federated Global believes that foreign markets most worthy of investment may have the following characteristics, among others:

• rising earnings expectations;

• lower valuation relative to growth;

• favorable economic environments;

• strong sovereign and corporate quality; and

• positive technical factors.

Countries considered for investment must satisfy Federated Global’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, Federated Global uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This disciplined process is intended to enable Federated Global to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with a select group of companies per selected country. Each company must meet Federated Global’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. For purposes of this policy, any investment of the Portfolio which provides exposure to a developed market, including the holding of or exposure to currencies of developed markets, will be included as a developed market investment.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Real Estate Risk — Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

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Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Initial Public Offering Risk — There is no assurance that a portfolio’s investments in initial public offerings (“IPOs”) will have a positive effect on performance. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.46%. That was the quarter ended on September 30, 2009. The lowest return for a quarter was -23.76%. That was for the quarter ended on September 30, 2011. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
International Portfolio	-0.40%	0.49%	1.53%
MSCI All Country World Ex-USA Index (Net-USD)	-5.66%	1.06%	2.92%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Audrey H. Kaplan, Senior Vice President, Senior Portfolio Manager, and Head of International Equities of Federated Global, and Geoffrey C. Pazzanese, Vice President and Senior Portfolio Manager of Federated Global, have been portfolio managers of the Portfolio since 2009.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

International Small-Mid Company Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by

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the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.23%
Total Annual Fund Operating Expenses	1.23%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities issued by non-U.S. small- and mid-cap companies. For purposes of this policy, small- and mid -capitalization companies include any company with a market capitalization, at the time of purchase, within the total market capitalization of stocks included in the Portfolio’s benchmark index, the MSCI ACWI ex USA SMID Cap Index (which was approximately $50 million to $19.4 billion as of March 31, 2016). Such definition will be applied at the time of investment and stocks will not need to be sold because a company’s market capitalization has grown larger than the range of small- or mid-capitalization stocks in the MSCI ACWI ex USA SMID Cap Index. The Portfolio may invest in companies located throughout the world, in both developed economies and emerging markets. Further, the Portfolio is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. The Portfolio may purchase derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities or indices) in order to implement its investment strategy. The Portfolio may hedge its currency risk by using derivatives such as futures or currency forward contracts. The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

Investments in foreign small and mid-cap companies enable you to further diversify the investments you have in foreign markets. Price changes of small or mid-cap companies do not always follow those of larger companies.

Federated Global seeks to invest in companies whose stock it perceives to be undervalued relative to its assets or attractively priced relative to its growth prospects. Federated Global emphasizes fundamental analysis (bottom-up stock selection) of companies, which may include idea generation from a variety of sources including, but not limited to: meetings with company management, competitors, vendors and customers of potential investments. Key factors in this analysis are evaluation of the quality of company management, industry position, and financial strength and expected future growth in earnings or cash flows. Federated Global also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to bottom-up analysis. The Portfolio may buy securities in initial public offerings. Federated Global may select initial public offerings based on its fundamental analysis of the issuer.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

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Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Investment Style Risk — The Portfolio may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Portfolio’s style of investing, the Portfolio’s Share price may lag that of other funds using a different investment style.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Initial Public Offering Risk — There is no assurance that a portfolio’s investments in initial public offerings (“IPOs”) will have a positive effect on performance. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 27.49%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -29.55%. That was for the quarter ended on September 30, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year		5 Years	10 Years
International Small-Mid Company Portfolio	9.46%		5.23%	5.01%
MSCI ACWI ex USA SMID Cap Index	0.44%	XX	2.38%	4.38%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Leonardo A. Vila, Senior Vice President, Senior Portfolio Manager of Federated Global, has been portfolio manager of the Portfolio since 1999. Thomas J. Banks, Vice President and Portfolio Manager of Federated Global, has been portfolio manager of the Portfolio since 2015. Dariusz Czoch, Vice President and Portfolio Manager of Federated Global, has been portfolio manager of the Portfolio since 2015.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Capital Appreciation Portfolio

Investment Objective

Seeks long-term growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.81%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Equity securities include common stocks or securities that may be converted into, or carry the right to buy, common stocks and preferred stocks. The Portfolio’s investments may include equity securities of companies that the portfolio managers consider to be “special situations,” at the time of purchase. The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment.

The Portfolio is managed by Jennison Associates LLC (“Jennison”) under a subadvisory agreement with the Adviser. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The Portfolio has a multi-cap nature, which allows it to invest in companies regardless of market cap parameters. However, the smallest companies usually have a market capitalization of more than $1 billion. The Portfolio seeks to invest in companies with two distinct characteristics:

(1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of –

• corporate restructuring;

• new product development;

• industry cycle turns;

• management’s increased focus on shareholder value and/or

(2) Companies currently delivering good growth characteristics but which are, in Jennison’s view, underpriced by the market because of –

• short-term earnings disappointments relative to the market’s expectations and/or

• market uncertainty that the company can sustain its current earnings growth.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.03%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -24.36%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Capital Appreciation Portfolio	-2.05%	10.59%	7.37%
S&P 500® Index	1.38%	12.57%	7.31%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Jennison. Brian M. Gillott, a Managing Director and Opportunistic Equity Portfolio Manager of Jennison, and Mark G. DeFranco, a Managing Director and Opportunistic Equity Portfolio Manager of Jennison, have been the portfolio managers of the Portfolio since 2000.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Aggressive Growth Portfolio

Investment Objective

Seeks long-term capital growth.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.14%
Total Annual Fund Operating Expenses	0.94%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Capital Management LLC (“Janus”) under a subadvisory agreement with the Adviser. The Portfolio invests primarily in domestic and foreign equity securities (including common stock and preferred stock) selected

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for growth potential. The Portfolio seeks to invest in dominant growth companies with sustainable competitive advantages. Securities are generally selected on a stock-by-stock basis without regard to capitalization. The Portfolio normally concentrates its investments in a core group of 20-45 common stocks.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest, including emerging market countries; therefore, the Portfolio may at times have significant foreign exposure.

The Portfolio may invest without limit in foreign equity securities.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 21.63%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -24.49%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Aggressive Growth Portfolio	10.15%	13.06%	8.38%
Russell 1000® Growth Index1	5.67%	13.53%	8.53%
S&P 500® Index	1.38%	12.57%	7.31%

1  The Portfolio’s investment adviser and sub-adviser elected to change the Portfolio’s broad-based securities market index from the S&P 500® Index to the Russell 1000® Growth Index effective May 1, 2016. The change in the benchmark was made because the Russell 1000® Growth Index better reflects the style of the strategy.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Doug Rao, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since June 2013. Nick Schommer, CFA, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since January 2016.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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Small Cap Growth Portfolio

Investment Objective

Seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.78%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.85%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Capital Management LLC (“Janus”) under a subadvisory agreement with the Adviser. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Growth Index for the previous 12 months). As of March 31, 2016, the capitalization range of the Russell 2000® Growth Index was between $15.5 million and $6.1 billion.

The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. The Portfolio may also invest in securities of emerging growth companies. These are companies that Janus expects to experience above-average earnings or cash-flow growth or meaningful changes in underlying asset values. Realization of income is not a significant consideration in choosing the Portfolio’s investments.

Unless otherwise stated within its specific investment policies, the Portfolio may invest 15% of its assets in foreign equity securities (at time of purchase). The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary passive foreign investment companies. American Depositary Receipts and securities which are denominated in US dollars and traded in US markets are not subject to the 15% limitation.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.69%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.37%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Small Cap Growth Portfolio	-0.24%	14.23%	11.12%
Russell 2000® Growth Index	-1.38%	10.67%	7.95%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Jonathan D. Coleman, CFA, Head of Growth Equities at Janus, has managed the Portfolio since May 2013.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Mid Cap Opportunity Portfolio

Investment Objective

Seeks long-term total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.09%
Total Annual Fund Operating Expenses	0.94%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index at the time of investment. If the market capitalization of a company held by the portfolio moves outside this range, the portfolio may, but is not required to, sell the securities. As of March 31, 2016, the capitalization range of the Russell Midcap® Growth Index was between $199.2 million and $30.1 billion. The Portfolio is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) under a subadvisory agreement with the Adviser. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 60-80 companies that are considered by GSAM to be strategically positioned for long-term growth. The Portfolio invests primarily in publicly-traded U.S. securities.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Prior to December 18, 2009, this Portfolio was subadvised by RS Investment Management Co. LLC.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.10%. That was the quarter ended on September 30, 2009. The lowest return for a quarter was -27.85%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Mid Cap Opportunity Portfolio	-5.05%	10.16%	5.56%
Russell Midcap® Growth Index	-0.20%	11.54%	8.16%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by GSAM, the sub-adviser of the Portfolio. Steven M. Barry has been a Senior Portfolio Manager of the Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer of both Fundamental Equity; and the Growth Equity team in GSAM. Ashley R. Woodruff, CFA, is a Managing Director at GSAM and has been a Portfolio Manager of the Portfolio since July 2014.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ClearBridge Small Cap Portfolio

Investment Objective

Seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.13%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	1.08%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do

27

not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 126% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities, including real estate securities, of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months. The Portfolio may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations.

Under normal circumstances, the Portfolio’s investments may include equity securities of companies that the portfolio managers consider to be “special situations,” at the time of purchase. The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment. The Portfolio will not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. The portfolio managers follow a valuation driven discipline in selecting securities, and therefore seek to purchase securities at discounts to the portfolio managers’ assessment of their intrinsic value. The Portfolio may invest in foreign equity securities, including securities of emerging market issuers. The Portfolio is managed by ClearBridge, LLC (“ClearBridge”) under a sub-advisory agreement with the Adviser. Prior to September 25, 2015, the Portfolio was known as the Capital Growth Portfolio and was managed by a different sub-adviser.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

28

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Real Estate Risk — Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates.

Special Risks of Companies Undergoing Reorganization, Restructuring or a Spin-off — Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market price of such securities are subject to above-average price volatility.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

The subadviser for this Portfolio from September 2003 until September 24, 2015 was Eagle Asset Management, Inc.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 20.80%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.94%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
ClearBridge Small Cap Portfolio	-2.46%	7.64%	8.53%
Russell 2000® Index[1]	-4.41%	9.19%	6.80%
Russell 2000® Growth Index	-1.38%	10.67%	7.95%

29

1 The Portfolio’s benchmark was changed from Russell 2000® Growth Index to Russell 2000® Index effective September 25, 2015. The change in the benchmark was made because the strategy used by ClearBridge, LLC has a valuation driven discipline, and results in the selection of less growth-oriented stocks than the strategy utilized by the prior sub-adviser.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by ClearBridge, LLC, the sub-adviser of the Portfolio. Albert Grosman, a Managing Director and Portfolio Manager at ClearBridge, has been a co-portfolio manager of the Portfolio since September 2015. Brian Lund, CFA, a Managing Director and Portfolio Manager at ClearBridge, has been a co-portfolio manager of the Portfolio since September 2015.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

S&P 500® Index Portfolio

Investment Objective

Seeks total return approximating that of the Standard & Poor’s 500® Index (“S&P 500”) including reinvestment of dividends, at a risk level consistent with that of the S&P 500®.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.41%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not

30

reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of its assets in the common stocks and other securities that are included in the S&P 500 Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell S&P 500 Index futures contracts in furtherance of its strategy.

This strategy is intended to replicate the performance of the S&P 500®. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the S&P 500®. There can be no assurance that the Portfolio’s investments will have the desired effect.

The market capitalization of the index as of March 31, 2016 ranged from $2.6 billion and $604.3 billion.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

31

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 15.77%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -22.14%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
S&P 500® Index Portfolio	0.91%	12.05%	6.81%
S&P 500® Index	1.38%	12.57%	7.31%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Deane Gyllenhaal and Patrick Waddell, CFA, have been Portfolio Managers of the Portfolio since May 2016. Louis Bottari has been a Portfolio Manager of the Portfolio since May 2016. Peter Matthew has been an Assistant Portfolio Manager of the Portfolio since May 2016. Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager of the Portfolio since December, 2016.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

High Income Bond Portfolio

Investment Objective

Seeks high current income.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%
Total Annual Fund Operating Expenses	0.80%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets in lower-rated (BB or lower) corporate debt obligations commonly referred to as “junk bonds.” Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of seeking high current income. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a subadvisory agreement with the Adviser.

Lower-rated debt securities have higher yields because of their greater risk of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds believed to offer superior potential returns for the financial risk assumed. Federated Investment’s analysis focuses on the issuer’s financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds typically are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the Portfolio invests may include preferred stocks, bonds, debentures, notes, zero-coupon securities, asset-backed securities, equipment lease certificates and equipment trust certificates. (Some of these fixed income securities may be illiquid or restricted.) The Portfolio’s investments are generally rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing higher rated bonds.

The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they generally fall below debt obligations and just above common stock in order of preference on the issuer’s balance sheet. The Portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

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The Portfolio may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade which is defined as BB or lower (also called “junk bonds”) are subject to greater levels of credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Liquidity Risk — Liquidity risk exists when particular investments of the Portfolio would be difficult to purchase or sell, possibly preventing the Portfolio from selling such illiquid securities at an advantageous time or price, or possibly requiring the Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Loan Interest Risk — Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. The loan instruments in which the Portfolio may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Portfolio treats loan instruments as a type of fixed-income security. (For purposes of the descriptions in this prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in an attempt to manage risks. There is no guarantee that these risk management techniques will work as intended. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale.

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Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 19.22%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -18.90%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
High Income Bond Portfolio	-3.06%	5.15%	6.42%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	-4.43%	5.03%	6.95%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Federated Investment. Mark Durbiano, a Senior Vice President of Federated Investment, has been the portfolio manager of the Portfolio since 2004.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers

35

among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Strategic Value Portfolio

Investment Objective

Seeks growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.72%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.78%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in high dividend yielding common stocks with dividend growth potential. The Portfolio is managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) under a subadvisory agreement with the Adviser.

The strategy seeks to deliver a dividend yield that is substantially higher than the broad market and to pursue competitive performance in both up and down markets, while targeting significantly less risk. The Portfolio focuses on high dividend yielding companies that exhibit solid performance in periods of market weakness in an attempt to reduce risk. Federated Equity also attempts to manage risk through exposure to multiple sectors and industries. At the individual stock level, the Portfolio generally adheres to position size limits which may be adjusted over time in an attempt to further control portfolio risk. From a broad universe, stocks are screened and prioritized on criteria including: dividend yield, dividend growth, strong financial condition, and performance during periods of market weakness. Companies that rank as highly attractive in the

36

screening process are scrutinized using bottom-up fundamental proprietary research. Broad macroeconomic trends that can influence the outlook of sectors and industries are also taken into account.

Federated Equity believes a strategic emphasis on high dividend yielding stocks can enhance performance over time, and that investment results can be enhanced by focusing on stocks with both the potential for future dividend growth and current dividend-oriented characteristics. Federated Equity believes that this is achievable while protecting the client from undue risk.

The Portfolio may invest in common stocks, American Depositary Receipts, real estate investment trusts (“REITs”) and foreign securities to implement its investment strategy.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Risk Related to Investing for Dividend Income — There is no guarantee that the issuers of the stocks held by the Portfolio will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend paying stocks are typically less volatile than non-dividend paying stocks. Accordingly, the Portfolio’s performance may lag behind the general market when dividend paying stocks are out of favor.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Real Estate Risk — Real estate securities, including REITs, may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 13.65%. That was the quarter ended on September 30, 2010. The lowest return for a quarter was -15.06%. That was for the quarter ended on March 31, 2009. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Strategic Value Portfolio	4.26%	11.63%	5.13%
Dow Jones U.S. Select Dividend Index	-1.64%	12.78%	6.50%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Federated Equity. Daniel Peris, Chartered Financial Analyst, has been a Senior Portfolio Manager of the Portfolio since 2008. Mr. Peris is a Senior Vice President and Senior Portfolio Manager of Federated Equity. Deborah D. Bickerstaff has been a Portfolio Manager of the Portfolio since 2015. Ms. Bickerstaff is a Vice President and Portfolio Manager of Federated Equity.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Nasdaq-100® Index Portfolio

Investment Objective

Seeks long-term growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%
Total Annual Fund Operating Expenses	0.47%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of the Portfolio’s assets in the common stocks of companies composing the Nasdaq-100® Index. In seeking to track the Index, the sub-adviser attempts to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Nasdaq-100® Index futures contracts in furtherance of its strategy.

The Portfolio does not attempt to hold all of the stocks represented in the Nasdaq-100® Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the national market tier of the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the Portfolio can replicate the Index without owning all 100 stocks. The market capitalization of the Index as of March 31, 2016, ranged from $5.56 billion to $604.3 billion.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

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Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 21.03%. That was the quarter ended on March 31, 2012. The lowest return for a quarter was -23.96%. That was the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Nasdaq-100® Index Portfolio	9.14%	16.48%	11.18%
Nasdaq-100® Index	9.75%	17.09%	11.82%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Deane

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Gyllenhaal and Patrick Waddell, CFA, have been Senior Portfolio Managers of the Portfolio since May 2016. Louis Bottari has been a Portfolio Manager of the Portfolio since May 2016. Peter Matthew has been an Assistant Portfolio Manager of the Portfolio since May 2016. Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager of the Portfolio since August 2016.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bristol Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.81%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 228% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities of foreign companies and in a particular sector of the economy.

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The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser. Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices.

Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tends to have a blend of growth and value characteristics.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.70%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -26.88%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Bristol Portfolio	4.08%	11.96%	7.26%
S&P 500® Index	1.38%	12.57%	7.31%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 84.7% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been the portfolio manager of the Portfolio since 2002. Andrew Wong, Director of Research at Suffolk, has been a co-portfolio manager of the Portfolio since January 2014.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bryton Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by

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the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.81%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.88%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization. The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser.

Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tends to have a growth orientation.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a

44

high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.26%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -29.67%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Bryton Growth Portfolio	-4.25%	7.63%	6.55%
Russell 2000® Growth Index	-1.38%	10.67%	7.95%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 84.7% of the voting securities of Suffolk. Christopher Liong, a portfolio manager of Suffolk, has been the portfolio manager of the Portfolio since 2012.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

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Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Balanced Portfolio

Investment Objective

Seeks capital appreciation and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	0.70%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of U.S. and foreign common stocks, government securities, and a variety of fixed-income obligations. Under normal circumstances, the Portfolio invests up to 75% of its total assets in equity securities of domestic companies of any market capitalization, including common and preferred stocks, and securities issued by dividend-paying companies. To manage the risk of holding equity securities, or for investment purposes, the Portfolio may write or purchase call options or put options on the securities in the Portfolio or indexes. The Portfolio also may invest in registered investment companies. Under normal circumstances, the Portfolio will maintain a minimum of 25% of its total assets in fixed-income securities although there is no maximum limit on the amount of debt securities in which the portfolio may invest. This Portfolio is managed by ICON Advisers, Inc. (“ICON”) under a sub-advisory agreement with the Adviser.

The Portfolio seeks to achieve its investment objectives through a valuation methodology to identify securities that ICON’s methodology suggests are under-priced relative to its calculation of intrinsic value. Investments in securities ICON believes to be over-priced relative to current intrinsic value may be sold and replaced by investments in securities ICON believes are under-priced relative to intrinsic value. In addition to identifying securities over- or under-priced relative to the broad market, ICON generally considers relative strength. In general, relative strength is a measure of the performance of a security in relation to the performance of the broader market over a specified period of time.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. Although the Portfolio will receive a premium for writing the call option, the price the Portfolio realizes from the sale of the equities or the exposure to the underlying index upon exercise of the option could be substantially below their prevailing market price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. Call and put options may not be an effective risk management tool because option prices may not be highly correlated to the prices of the underlying equity or index. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. If the price of the underlying security or index declines below the strike price and the put option is exercised, the Portfolio will realize a loss, which could be substantial.

There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. If the Portfolio cannot locate a purchaser for a written call option, the Portfolio will be unable to sell the underlying equities until the option expires or is exercised. The Portfolio’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

The Portfolio collects a premium from the option purchaser on each of the options the Portfolio writes. Such premiums are additional income to the Portfolio. The amount of those premiums may decrease if interest rates decline, or if the market prices of the underlying equities or indices on which the options are written become less volatile.

If the market price of the underlying equity securities or indices do not exceed the exercise price, the call option will expire without being exercised. The Portfolio will then keep the premium. At that point, the Portfolio may either continue to hold the underlying equity security, in which case it may write new call options on it, or the Portfolio may sell the equities.

Conflicts of Interest Risk — Although the Portfolio follows a strategy using options to manage the risk of holding equity securities, which the Adviser believes is consistent with the interests of shareholders, aspects of the strategy of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and its parent, The Ohio National Life Insurance Company (with its affiliates, “Ohio National Life”). Shares of the Portfolio are offered only to the separate accounts of Ohio National Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. Ohio National Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which Ohio National Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, Ohio National Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, Ohio National Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Correlation Risk — The effectiveness of the Portfolio’s index option-based strategy may be reduced if the performance of the Portfolio’s equity portfolio does not correlate to that of the index underlying its options positions.

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Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 13.89%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -14.56%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	10 Years
Balanced Portfolio	1.47%	7.52%	6.03%
S&P® Composite 1500 Index	1.01%	12.39%	7.41%
60% S&P® Composite 1500 Index/ 40% Barclays Capital U.S. Universal Index	0.99%	8.92%	6.60%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, ICON. Zach Jonson, Portfolio Manager at ICON, and Donovan “Jerry” Paul, Portfolio Manager at ICON, have been the portfolio managers of the Portfolio since 2011 and 2014, respectively.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

S&P MidCap 400® Index Portfolio

Investment Objective

Seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400”) including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400®.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.XX	%

Distribution and/or Service (12b-1) Fees	None

Other expenses	0.XX	%
Total Annual Fund Operating Expenses	0.XX	%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$XX	$XX	$XX	$XX

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of its assets in the common stocks and other securities that are included in the S&P MidCap 400 Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell S&P MidCap 400® Index futures contracts in furtherance of its strategy.

This strategy is intended to replicate the performance of the S&P MidCap 400®. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the S&P MidCap 400®. There can be no assurance that the Portfolio’s investments will have the desired effect. The market capitalization of the index as of June 30, 2016 ranged from $1.12 billion to $9.76 billion.

The Adviser has delegated management of the Portfolio to Geode Capital Management, LLC (“Geode”) under a sub-advisory agreement with the Advisor. Prior to December 19, 2016, the Portfolio was known as the Target VIP Portfolio and was managed by a different sub-adviser.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

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Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Performance

From November 2, 2005 until December 19, 2016, the Portfolio was managed by First Trust Advisors L.P. using a different strategy. Because Geode has only recently commenced management of the Portfolio, no performance information is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.ohionational.com or by calling 800.366.6654.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since December 19, 2016. Deane Gyllenhaal and Patrick Waddell, CFA, have been Portfolio Managers of the Portfolio since November 2016. Louis Bottari has been a Portfolio Manager of the Portfolio since November 2016. Peter Matthew and Thomas Brussard, Jr., CFA have been Assistant Portfolio Managers of the Portfolio since November 2016.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Bristol Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.78%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.08%
Total Annual Fund Operating Expenses	0.86%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 168% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller capitalization companies and in foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. Under normal circumstances, the Portfolio will hold 80% or more of its assets in securities included in the Russell 1000® Growth Index. The market capitalization of the Russell 1000® Growth Index, as of March 31, 2016, ranged from $199.24 million and $604.3 billion. The Portfolio is managed by Suffolk Capital Management, LLC (“Suffolk”) under a subadvisory agreement with the Adviser.

At the portfolio manager’s discretion, the Portfolio may hold a smaller proportion of a particular stock than is held in the Russell 1000® Growth Index. Typically these are the larger weighted stocks of that index.

Suffolk’s investment approach is based on the premise that most stocks are priced efficiently, reflecting the market’s expectations of growth and perceptions of risk. Suffolk’s principals analyze companies’ revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock’s expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of

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stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each year since inception and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.59%. That was the quarter ended on June 30, 2009. The lowest return for a quarter was -27.22%. That was for the quarter ended on December 31, 2008. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2015	1 Year	5 Years	Since 5/1/07
Bristol Growth Portfolio	5.72%	12.39%	6.79%
Russell 1000® Growth Index	5.67%	13.53%	8.05%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by the sub-adviser of the Portfolio, Suffolk. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser’s parent, and it also owns 84.7% of the voting securities of Suffolk. Donald Gilbert, President of Suffolk, has been a portfolio manager of the Portfolio since 2007. Christopher Liong, a portfolio manager of Suffolk has been a portfolio manager of the Portfolio since 2007.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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Risk Managed Balanced Portfolio

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.21%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.13%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”). The Balanced Component is managed by Janus Capital Management LLC (“Janus”). The Risk Management Component is managed by AnchorPath Financial, LLC (“AnchorPath”). Under normal circumstances, the Balanced Component will represent approximately 80% of the Portfolio, and the Risk Management Component will represent the remainder of the Portfolio. The allocation between the two components will normally be rebalanced to the desired allocation of 80% Balanced Component and 20% Risk Management Component only once a year, although the Portfolio may be rebalanced at any time at the discretion of the Adviser. AnchorPath monitors the Portfolio’s allocation on a daily basis, and in collaboration with the Adviser and Janus, manages the periodic rebalancing between the Balanced Component and the Risk Management Component.

With respect to the Balanced Component, Janus will normally invest 35-65% of the assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. Janus will normally invest at least 25% of the assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, convertible securities and short-term securities.

In choosing investments for the Balanced Component, the portfolio managers apply a “bottom up” approach with one portfolio manager focusing on the equity portion of the Balanced Component and the other portfolio manager focusing on the fixed-income portion of the Balanced Component. In other words, the portfolio managers look at companies one at a

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time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The Portfolio managers may also consider economic factors, such as the effect of interest rates on the Portfolio’s fixed-income investments.

With respect to the Risk Management Component, AnchorPath seeks to enhance the risk adjusted return of the Portfolio, attempting to enhance returns in rising markets and reduce risk in downturns. AnchorPath employs a variety of risk management techniques in its strategy, primarily using derivative instruments. AnchorPath attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. AnchorPath attempts to stabilize potential income of the Portfolio by using techniques designed to protect the Portfolio’s ability to generate future income. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Risk Management Component may also include “long” and “short” positions in U.S. government securities and cash instruments.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing. The conclusion of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. Portfolio performance may also be diminished by the added cost of the derivative instruments.

Risk Management Strategy Risk — While the Portfolio will invest in derivatives to implement its risk management strategy, there can no assurance that the strategy will work as intended. The Portfolio’s performance could be worse than if the

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Portfolio had not employed its risk management strategy. Use of derivative instruments could reduce, instead of enhance, the risk adjusted return of the Portfolio.

Conflicts of Interest Risk — Although the Portfolio follows a strategy intended to enhance the risk adjusted return of the Portfolio, which the Adviser believes is consistent with the interests of shareholders, aspects of the Risk Management Component of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and its parent, The Ohio National Life Insurance Company (with its affiliates, “Ohio National Life”). Shares of the Portfolio are offered only to the separate accounts of Ohio National Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. Ohio National Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which Ohio National Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, Ohio National Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, Ohio National Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Call Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Prepayment Risk — The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show the Portfolio’s performance in 2015 and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Since inception, the Portfolio’s highest return for a quarter was 2.96%. That was for the quarter ended on December 31, 2015. The lowest return for a quarter was -3.53%. That was for the quarter ended on September 30, 2015. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

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Average Annual Total Returns As of December 31, 2015	1 Year	Since 5/1/14
Risk Managed Balanced Portfolio	-1.32%	4.06%

55% S&P® 500 Index/ 45% Barclays Capital U.S. Aggregate Bond Index	1.25%	5.07%

S&P 500® Index	1.38%	7.24%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as sub-adviser to the Balanced Component portion of the Portfolio. Janus portfolio managers Jeremiah Buckley, CFA, Marc Pinto, CFA, Mayur Saigal and Darrell Watters are responsible for the day-to-day management of the Balanced Component’s assets. Jeremiah Buckley and Mayur Saigal have managed the Balanced Component since December 2015 and Marc Pinto and Darrell Watters have managed the Balanced Component since May 2014. AnchorPath serves as sub-adviser to the Risk Management Component. AnchorPath portfolio managers Marshall C. Greenbaum and Joseph L. D’Anna are responsible for the day-to-day management of the Risk Management Component and have managed the Risk Management Component since May 2014.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Investment Objectives

The investment objective of each portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a portfolio’s investment objective.

CERTAIN INVESTMENTS AND RELATED RISKS

The kinds of investments described on the following pages can be made by each portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.

Temporary Defensive Measures

Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio’s policies. When investing for defensive purposes, the portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the portfolio were invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.

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Primary Investments

Each of the following Portfolios, under normal market conditions, invests at least 80% of net assets, plus any borrowings for investment purposes, in the type of securities reflected in the name of the Portfolio and as described in the respective Portfolio’s Principal Investment Strategies: Equity Portfolio (equity securities), Bond Portfolio (bonds), International Portfolio (securities of foreign companies), International Small-Mid Company Portfolio (equity securities issued by non-U.S. small- and mid-cap companies), Small Cap Growth Portfolio (stocks of small capitalization companies), Mid Cap Opportunity Portfolio (equity securities of mid-cap companies), ClearBridge Small Cap Portfolio (equity securities of small capitalization companies), High Income Bond Portfolio (corporate debt obligations commonly referred to as “junk bonds”), S&P 500® Index Portfolio (common stocks and other securities of companies included in the S&P 500® Index), S&P MidCap 400® Index Portfolio (common stocks of companies included in the S&P MidCap 400® Index), Nasdaq-100® Index Portfolio (common stocks of companies included in the Nasdaq-100® Index), and Bristol Growth Portfolio (common stocks of growth-oriented U.S. companies).

The Balanced Portfolio normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities, although there is no maximum limit on the amount of fixed income securities in which the Portfolio may invest. The Risk Managed Balanced Portfolio normally invests at least 25% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities. These investment policies are non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in any of these specified policies.

With respect to each of the S&P 500® Index Portfolio, S&P MidCap 400® Index Portfolio, and the Nasdaq-100® Index Portfolio, the Portfolio’s return may not match the return of the Index for a number of reasons, including the following: incurring operating expenses not applicable to the Index, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index; the use of representative sampling may cause the Portfolio’s tracking error with respect to the Index to be higher than would be the case if the Portfolio purchased all of the securities in the Index; the performance of the Portfolio and the Index may vary due to asset valuation differences; and there may be differences between the Portfolio’s portfolio and the Index as a result of legal restrictions (e.g., tax diversification requirements), cost or liquidity constraints. Liquidity constraints also may delay the Portfolio’s purchase or sale of securities included in the Index.

Portfolio Managers’ Determination to Sell a Security

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

High Portfolio Turnover

High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

The Omni Portfolio, ClearBridge Small Cap Portfolio, Bristol Portfolio, Bryton Growth Portfolio, and Bristol Growth Portfolio all have experienced portfolio turnover of 100% or greater during the fiscal year ended December 31, 2015.

Smaller Capitalization Companies (Principal Strategy for International, International Small-Mid, Capital Appreciation, Small Cap Growth, ClearBridge Small Cap, Bryton Growth, Balanced, S&P MidCap 400® Index, and Bristol Growth Portfolios only)

For the above referenced Portfolios “small capitalization” is defined as provided in the summary disclosure earlier in this prospectus. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Securities of companies whose market capitalizations have grown to no longer meet the definition still will be considered to be securities of small capitalization companies for the purposes of a portfolio’s 80% investment policy. Smaller companies are often selected for investment in a portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

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Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

Foreign Investments (Principal Strategy for International, International Small-Mid, Aggressive Growth, Small Cap Growth, ClearBridge Small Cap, High Income Bond, Strategic Value, Bristol, Bristol Growth Portfolios only)

Foreign securities are securities of issuers based outside the United States. These include issuers:

• that are organized under the laws of, or have a principal office in, another country; or

• that have the principal trading market for their securities in another country; or

• that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

• changes in currency rates;

• currency exchange control regulations;

•  seizure or nationalization of companies or their assets;

• political or economic instability;

•  unforeseen taxes, duties or tariffs;

• difficulty in obtaining or interpreting financial information under foreign accounting standards;

•  trading in markets that are less efficient than in the U.S.;

• lack of information regarding securities issuers;

• imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

•  reversion to closed markets or controlled economies;

•  national economies based on a few industries or dependent on revenue from certain commodities;

•  local economies and/or markets vulnerable to global conditions;

•  volatile inflation rates and debt burdens; and

• less regulatory protection.

These factors may prevent a portfolio or its adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union could negatively affect the value of a portfolio’s shares.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a portfolio to make intended securities purchases or sales due to settlement problems could cause the portfolio to miss attractive investment opportunities or to incur losses.

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Convertible Securities (Principal Strategy for International, High Income Bond, Risk Managed Balanced Portfolios only)

Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

Use of Derivatives (Principal Strategy for International, International Small-Mid, S&P 500® Index, S&P MidCap 400® Index, Nasdaq-100® Index, Balanced, Risk Managed Balanced Portfolios only)

The portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principle Investment Strategy section above.

Options (Principal Strategy for Balanced, Risk Managed Balanced Portfolios only)

A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. Call options on securities sold (written) by a portfolio will be covered or secured, which means that the portfolio will own the underlying securities or, to the extent it does not own the securities, will maintain a segregated account with its custodian consisting of cash or high quality liquid assets equal to the market value of the option, marked to market daily. If a portfolio owns the underlying securities, it profits from the premium paid by the buyer, but gives up the opportunity to profit from the increase in the value of the underlying securities during the option period and may be required to hold the securities which it otherwise might have sold. If a portfolio needs to purchase securities for delivery upon exercise of the option, its potential losses may be unlimited, particularly in a sharply rising market. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price.

When a portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a portfolio deposits cash or high quality liquid assets in a segregated account at its custodian equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. If the price of the underlying security declines and the option is exercised, the portfolio may realize a loss, which can be substantial. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.

A portfolio also may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case

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of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. A call option sold by a portfolio on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a portfolio requires the portfolio to segregate cash or liquid assets equal to the exercise price.

Rather than delivering or buying securities upon exercise of an option, a portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. Whenever a portfolio enters into a closing transaction for an option it has sold (written), the portfolio will realize a gain (or loss) if the premium plus commission it pays for the offsetting option is less (or greater) than the premium it received on the sale of the original option. Conversely, for an option a portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

Futures and Options on Futures (Principal Strategy for International, International Small-Mid, S&P 500® Index, S&P MidCap 400® Index, Nasdaq-100® Index, Risk Managed Balanced Portfolios only)

Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a portfolio, to protect against possible changes in interest rates, or to generate income or gain for a portfolio. To cover a futures contract, a portfolio will maintain a segregated account with its custodian consisting of cash or high quality liquid assets equal to the purchase price of the contract, marked to market daily.

The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

Foreign Currency Forwards (Principal Strategy for International and International Small-Mid Portfolios only)

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio, Risk Managed Balanced Portfolio and High Income Bond Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

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It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Swaps (Principal Strategy for Risk Managed Balanced Portfolios only)

The S&P 500® Index Portfolio, the S&P MidCap 400® Index Portfolio, the Nasdaq-100® Index Portfolio, and the Risk Managed Balanced Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return.

Debt Securities (Principal Strategy for Equity, Bond, Omni, International, High Income Bond, Balanced, Risk Managed Balanced Portfolios only)

Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.

The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the portfolio’s income and the market value of the security. A portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Lower-Rated Debt Securities (Principal Strategy for High Income Bond Portfolio only)

Lower-rated debt securities, sometimes referred to as “junk bonds” are debt securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s values more volatile and it could limit the portfolio’s ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of

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such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio’s net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio’s investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer’s financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio’s net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the portfolio’s operating expenses and adversely affect the portfolio’s net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P Lower Bond Ratings

Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

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C

The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.

Special Situations (Principal Strategy for Capital Appreciation, ClearBridge Small Cap Portfolios only)

Special situations arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio’s performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.

Real Estate Securities (Principal Strategy for International, ClearBridge Small Cap, Strategic Value Portfolios only)

Real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs may lease, operate and finance commercial real estate. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT’s often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

• possible declines in the value of real estate;

• possible lack of availability of mortgage funds;

• extended vacancies of properties;

•  risks related to general and local economic conditions;

•   overbuilding;

• increases in competition, property taxes and operating expenses;

• changes in zoning laws;

• costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

• casualty or condemnation losses;

• uninsured damages from floods, earthquakes or other natural disasters;

•  limitations on and variations in rents; and

• changes in interest rates.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

REITS generally are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements may limit a REIT’s ability to respond to changes in the commercial real estate market.

Loans (Principal Strategy for High Income Bond Portfolio only)

Investments in loans may include various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt (“junk bond”) risk, liquidity risk and interest rate risk as well as specific risks described below.

Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments may be subject to restrictions on resale and have limited trading in secondary trading markets. When the Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. Rising interest rates may strain a floating rate borrower’s ability to repay.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio's only recourse will typically be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Warrants (Principal Strategy for International Portfolio only)

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market

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price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Restricted and Illiquid Securities (Principal Strategy for High Income Bond Portfolio only)

Restricted securities are subject to restrictions on resale under federal securities law. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

•  the frequency of trades and quotes for the security;

• the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

• dealer undertakings to make a market in the security; and

• the nature of the security and the nature of the marketplace trades.

Zero-Coupon and Pay-in-kind Debt Securities (Principal Strategy for High Income Bond Portfolio only)

Zero-coupon securities (or “step-ups”) in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

Initial Public Offerings (“IPOs”) (Principal Strategy for International, International Small-Mid Portfolios only)

The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in which a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base. There is no assurance that a portfolio’s investments in IPOs, if any, will have a positive effect on performance.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLI”). The Adviser uses ONLI’s investment personnel and administrative systems. That is to say the personnel of the Adviser are employees of ONLI who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the advisory agreement will be made available in the Fund’s Annual Report (Semi-Annual Report for the Risk Managed Balanced Portfolio). Details of the approval are discussed in the Annual Report (or Semi-Annual Report) following the approval.

Investment Advisory Fees

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each portfolio’s average daily net assets during the month for which the fees are paid.

In 2015, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

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Equity Portfolio	0.76%	High Income Bond Portfolio	0.70%
Bond Portfolio	0.56%	Strategic Value Portfolio	0.72%
Omni Portfolio	0.60%	Nasdaq-100® Index Portfolio	0.39%
International Portfolio	0.83%	Bristol Portfolio	0.74%
International Small-Mid Company Portfolio	1.00%	Bryton Growth Portfolio	0.81%
Capital Appreciation Portfolio	0.75%	Balanced Portfolio	0.59%
Aggressive Growth Portfolio	0.80%	S&P MidCap 400® Index Portfolio	[X.XX]%
Small Cap Growth Portfolio	0.78%	Bristol Growth Portfolio	0.78%
Mid Cap Opportunity Portfolio	0.85%	ClearBridge Small Cap Portfolio	0.88%
S&P 500® Index Portfolio	0.35%	Risk Managed Balanced Portfolio	0.90%

Management of Portfolios

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Fund’s shares.

The Adviser’s president is Paul Gerard. He is Senior Vice President and Chief Investment Officer of Ohio National Life and National Security. He oversees the management of the Bond Portfolio and the fixed-income component of the Omni Portfolio. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of Ohio National Life since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at financial service companies.

The portfolio manager of the Bond Portfolio and the fixed-income component of the Omni Portfolio is Philip Byrde. Philip Byrde has been Vice President, Fixed Income Securities, for Ohio National Life since 2004. Mr. Byrde has earned the chartered financial analyst and certified public accountant designations. He has a bachelor of science degree in accounting and a master of business administration degree, both from Indiana University.

Gary Rodmaker is a co-portfolio manager of the Bond Portfolio and a co-portfolio manager of the fixed-income component of the Omni Portfolio. Mr. Rodmaker has been Vice President, Fixed Income for Ohio National Life since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

ClearBridge, LLC (“ClearBridge”) has managed the Equity Portfolio since August 1999 and the ClearBridge Small Cap Portfolio since September 2015. ClearBridge is located at 100 International Drive, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. ClearBridge is wholly owned by Legg Mason, Inc. Before August 1999, the Equity Portfolio was managed by the Adviser. Before September 25, 2015, the ClearBridge Small Cap Portfolio (formerly known as the Capital Growth Portfolio) was managed by Eagle Asset Management, Inc.

Sam Peters, CFA is co-portfolio manager of the Equity Portfolio. Mr. Peters is a Managing Director and Portfolio Manager at ClearBridge. Sam joined ClearBridge in 2005. Previously, Sam served as a Portfolio Manager and Health Care Sector Team Leader for Fidelity Management & Research. Sam joined Fidelity in 1999 as a bank analyst. He founded Samuel M. Peters Investment Advisors, an independent advisory firm. Sam was a financial consultant for Eppler, Guerin & Turner. Sam serves on the Board of Trustees for the Gilman School in Baltimore, Maryland, is a board member of the Merchant Livestock Company and is a board member emeritus of the College of William & Mary's Endowment Committee. Sam also serves on the Board of Trustees of the Santa Fe Institute, a leading, multi-disciplinary research laboratory dedicated to developing and advancing solutions to complex problems in physical, biological and social systems. Sam earned a BA in economics from the College of William & Mary and an MBA from the University of Chicago. He received the CFA designation in 1997. Sam has over 23 years of investment industry experience.

Jean Yu, Ph.D., CFA has been a co-portfolio manager of the Equity Portfolio since January 2015. Ms. Yu is a Managing Director and Portfolio Manager at ClearBridge. Jean joined ClearBridge in 2002 as a Research Analyst. She was responsible

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for research in the health care sector as well as transportation logistical companies, industrial gas, and Chinese internet stocks. Previously, Jean worked as a Senior Business Analyst, managing consulting projects for Fortune 50 clients in the pharmaceutical industry at ISO Health Care Group. She received an MD from Beijing Medical University, an MBA from Duke University in Health Sector Management and Finance and a PhD in Molecular Biology from Columbia University. Jean received the CFA designation in 2006. Jean has over 14 years of investment industry experience.

Albert Grosman has been a co-portfolio manager of the ClearBridge Small Cap Portfolio since September 2015. Mr. Grosman is a Managing Director and Portfolio Manager at ClearBridge. Albert joined ClearBridge in 2007. Prior to joining the firm, he worked as an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius Capital Management (which was acquired by BlackRock Inc.) and Fidelity Management & Research. During his tenure at Fidelity, Albert was a member of the Small Cap team and from 1997 to 1999 was a portfolio manager. Over the years, Albert has gained broad based research experience with coverage responsibilities across multiple industries, including: consumer durables, consumer discretionary, technology and health care. His previous responsibilities include international market research, focused on Latin America. Albert obtained a BBA in Business Administration from Emory University and an MBA from Columbia Business School. Albert has over 23 years of investment industry experience.

Brian Lund, CFA has been a co-portfolio manager of the ClearBridge Small Cap Portfolio since September 2015. Mr. Lund is a Managing Director and Portfolio Manager at ClearBridge. Brian joined ClearBridge in 2004. Previously, he worked for Morningstar Inc. as an Equity Analyst covering autos, gaming, lodging, and leisure firms, and as a Mutual Fund Analyst. Brian was also a Writer/Analyst at the Motley Fool, an online investment service. Brian earned a BA in Greek and Latin from the University of Minnesota and an MA in Latin from the University of North Carolina at Chapel Hill. He received the CFA designation in 2005. Brian has over 16 years of investment industry experience.

Federated Global Investment Management Corp. (“Federated Global”) has managed the International Portfolio and International Small-Mid Company Portfolio since January 1999. Federated Global is located at 101 Park Avenue, Suite 4100, New York, New York 10178. It is an indirect subsidiary of Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. It also currently manages a variety of separately managed accounts and accounts for other clients. Federated Global manages the Portfolios’ assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Global, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Global. The fee for these services is paid by Federated Global and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Before 1999, Societe Generale Asset Management Corp. managed the International Portfolio and International Small-Mid Company Portfolio. The International Small-Mid Company Portfolio then had different investment objectives and its name was the Global Contrarian portfolio. Together with other Federated affiliates, Federated Global manages the Federated group of mutual funds.

Audrey H. Kaplan has been a portfolio manager of the International Portfolio since January 2009. Ms. Kaplan has managed Federated InterContinental Fund since August 2007. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President of Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Hedge Fund Consultant at BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd. from February 1998 to December 1999. Ms. Kaplan has 27 years of experience in portfolio strategy, investment research and quantitative analysis. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselaer Polytechnic Institute and her Masters in Finance from London Business School.

Geoffrey C. Pazzanese has been a portfolio manager of the International Portfolio since January 2009. Mr. Pazzanese has managed Federated InterContinental Fund since August 2007. Prior to joining Federated, Mr. Pazzanese was employed with Rochdale Investment Management LLC where he served as a Quantitative Analyst and Senior Quantitative Analyst for several portfolios including the Rochdale Investment Trust Atlas Portfolio from February 2001 to August 2007. He was promoted to Portfolio Manager of the Rochdale Investment Trust Atlas Portfolio in January 2007. Prior to joining Rochdale, Mr. Pazzanese worked as a Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001 and Area Sales Manager for AXIS SpA from April 1992 to July 1998. Mr. Pazzanese has 16 years of experience in International Investment Management and research plus seven years of global industrial experience. Mr. Pazzanese received his B.S. in both Physics and Italian from the University of Wisconsin-Madison and his Master’s degree in International Management from Thunderbird School of Global Management.

Leonardo A. Vila has been a portfolio manager of the International Small-Mid Company Portfolio since January 1999. Mr. Vila is Senior Vice President and Senior Portfolio Manager and has been with Federated Global since 1995. He held earlier positions as a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust, an

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associate of J.P. Morgan & Co., and an equity research manager for the American Stock Exchange. Mr. Vila has a B.S. degree from Arizona State University and a Master of Business Administration degree emphasizing quantitative research from St. John’s University.

Thomas J. Banks has been a portfolio manager of the International Small-Mid Company Portfolio since April 2015. Mr. Banks joined Federated Global in 2004 as an Analyst and became a Senior Investment Analyst in 2012. He became a Vice President of Federated Global in January 2015. Mr. Banks has received the Chartered Financial Analyst designation. He received his B.A. from Johns Hopkins University and M.B.A. from Columbia Business School.

Dariusz M. Czoch has been a portfolio manager of the International Small-Mid Company Portfolio since April 2015. Mr. Czoch joined Federated Global in 2008 as an Investment Analyst and became a Senior Investment Analyst in 2013. He became a Vice President of Federated Global in January 2015. From 1999 to 2008, Mr. Czoch held various positions with U.S. Trust, in the International Investment/Risk Management areas. Mr. Czoch has received the Chartered Financial Analyst designation. He received his B.S. from SUNY University at Stony Brook and M.S. from Polytechnic University.

Geode Capital Management, LLC (“Geode”) has managed the S&P 500® Index Portfolio, S&P MidCap 400® Index Portfolio, and Nasdaq-100® Index Portfolio since 2016. Geode is registered as an investment adviser with the SEC. Geode’s principal business address is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

Deane Gyllenhaal and Patrick Waddell are Senior Portfolio Managers, Louis Bottari is a Portfolio Manager, and Peter Matthew and Thomas Brussard, Jr. are Assistant Portfolio Managers of the S&P 500® Index Portfolio, S&P MidCap 400® Index Portfolio, and Nasdaq-100® Index Portfolio.

Deane Gyllenhaal has been a Senior Portfolio Manager with Geode since 2014. In addition to his portfolio management responsibilities, Mr. Gyllenhaal is responsible for new product development. Prior to joining Geode, Mr. Gyllenhaal was a Portfolio Manager with Hartford Investment Management from 2006 to 2014. Previously, he was a Senior Portfolio Manager within the Global Structured Products Group of State Street Global Advisors from 1996 to 2006.

Louis Bottari has been a Portfolio Manager with Geode since 2010. Prior to that, Mr. Bottari was an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Patrick Waddell has been a Senior Portfolio Manager with Geode since 2014. Prior to that Mr. Waddell was a Portfolio Manager since 2006, and an Assistant Portfolio Manager since 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Investments from 1997 to 2004, most recently as a Senior Portfolio Assistant.

Peter Matthew has been an Assistant Portfolio Manager with Geode since 2012. Prior to that, Mr. Matthew was a Portfolio Manager Assistant with Geode since 2011 and a Senior Operations Associate since 2007. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Thomas Brussard, Jr., CFA, has been an Assistant Portfolio Manager with Geode since 2016. Prior to that, Mr. Brussard was a Portfolio Manager Assistant with Geode since 2015 and a Senior Trade Operations Associate since 2011. Prior to joining Geode in 2011, Mr. Brussard was employed by Fidelity Investments from 2006 to 2011.

Jennison Associates LLC (“Jennison”) has managed the Capital Appreciation Portfolio since January 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Its ultimate owner is Prudential Financial, Inc. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation Portfolio.

The portfolio managers of the Capital Appreciation Portfolio are Brian M. Gillott and Mark G. DeFranco. Both the portfolio managers jointly make investment decisions for the portfolio. Brian Gillott is a Managing Director and Opportunistic Equity Portfolio Manager of Jennison, which he joined in 1998. As a member of Jennison Associates’ Opportunistic Equity team, Mr. Gillott co-manages over $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Mr. Gillott joined Jennison from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short opportunities. Prior to Soros Fund, he was an analyst at Goldman Sachs & Co. in the private client asset management group. He received a B.S. with honors from Penn State University. During his four years at Penn State, he worked at Trinity Investment Management as a financial analyst. Barron’s Magazine named Mr. Gillott as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

Mark DeFranco is a Managing Director and Opportunistic Equity Portfolio Manager of Jennison, which he joined in 1998. As a member of Jennison Associates’ Opportunistic Equity team, Mr. DeFranco co-manages over $3 billion in assets. In

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addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco received a B.A. in economics from Bates College and graduated with an M.B.A. in finance from Columbia University. Barron’s Magazine named Mr. DeFranco as one of the top 100 mutual fund managers in 2005, 2006, 2007 and 2008.

Janus Capital Management LLC (“Janus”) has managed the Aggressive Growth Portfolio since January 2000, the Small Cap Growth Portfolio since November 2005 and the Risk Managed Balanced Portfolio since May 2014. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. JCGI had approximately $189.1 billion in assets under management as of December 31, 2015.

Doug Rao, a Portfolio Manager at Janus, has been the Co-Portfolio Manager of the Aggressive Growth Portfolio since June 2013. Mr. Rao is also Portfolio Manager of other Janus accounts. He joined Janus in 2013. Prior to joining Janus he was partner and portfolio manager with Chautauqua Capital Management from 2012 to May 2013, and a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012. He holds a Bachelor’s degree from the University of Virginia and a Master’s degree in Business Administration from the University of California, Los Angeles.

Nick Schommer, CFA, is Co-Portfolio Manager of the Aggressive Growth Portfolio since January 2016. He is a Portfolio Manager at Janus. Mr. Schommer joined Janus in 2013 as a research analyst. He holds a Bachelor’s degree in Chemistry from the United States Military Academy, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master’s degree from the UCLA Anderson School of Management. He is also a CFA(a) charterholder.

Jeremiah Buckley, CFA, has been a Co-Portfolio Manager of the Balanced Component of the Risk Managed Balanced Portfolio since December 2015. He is a Portfolio Manager at Janus. Mr. Buckley joined Janus in 1998 as a research analyst. He holds a Bachelor’s degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He is also a CFA® charter holder.

Marc Pinto, CFA, has been a Co-Portfolio Manager of the Balanced Component of the Risk Managed Balanced Portfolio since May 2014. He is a Vice President and Portfolio Manager of Janus. Mr. Pinto joined Janus in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He is also a CFA® charter holder.

Mayur Saigal has been a Co-Portfolio Manager of the Balanced Component of the Risk Managed Balanced Portfolio since December 2015. He is a Vice President and Portfolio Manager at Janus. Mr. Saigal joined Janus in 2005 as a fixed-income analyst. He holds a Bachelor’s degree in Engineering from Mumbai University and a Master’s degree in Business Administration from the Thunderbird School of Global Management.

Darrell Watters has been a Co-Portfolio Manager of the Balanced Component of the Risk Managed Balanced Portfolio since May 2014. He is a Vice President, Head of U.S. Fundamental Fixed Income and Portfolio Manager at Janus. Mr. Watters joined Janus in 1993 as a municipal bond trader. He holds a Bachelor’s degree in Economics from Colorado State University.

Jonathan D. Coleman, CFA, has been a Portfolio Manager of the Small Cap Growth Portfolio since May 2013. Mr. Coleman is the Head of Growth Equities at Janus, and also Portfolio Manager of other Janus accounts and manages Janus Venture Fund. He joined Janus in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

AnchorPath Financial, LLC (“AnchorPath”) has managed the Risk Management Component of the Risk Managed Balanced Portfolio since May 2014. AnchorPath is located at 1266 East Main Street, Suite 700R, Stamford, CT 06902. AnchorPath is a privately held firm that has served as an investment adviser since 2010 and currently serves as investment advisor to separately managed accounts and a private fund, as well as a sub-adviser to a mutual fund.

Marshall C. Greenbaum, Managing Principal and Portfolio Manager of AnchorPath, has been a Co-Portfolio Manager of the Risk Management Component of the Risk Managed Balanced Portfolio since May 2014. Prior to founding AnchorPath, he was a Managing Director of Swiss Re Capital Markets in the equity derivatives group, a role he also held at Société Générale

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Corporate & Investment Banking. He received a bachelor of science degree in mathematics and economics from SUNY Binghamton. He holds the Chartered Financial Analyst (CFA) and Associate of the Society of Actuaries (ASA) designations.

Joseph L. D’Anna, Principal and Portfolio Manager of AnchorPath, has been a Co-Portfolio Manager of the Risk Management Component of the Risk Managed Balanced Portfolio since May 2014. He joined AnchorPath from Goldman, Sachs & Co., where he was Managing Director of Fixed Income, Currency, and Commodity Derivative Strategies in the investment banking division. Mr. D’Anna earned a bachelor of science degree in mathematics and physics from the University of Redlands and a Ph.D. in theoretical physics from the University of California, Santa Barbara. He is also a CFA charterholder.

Goldman Sachs Asset Management, L.P. (“GSAM”) has managed the Mid Cap Opportunity Portfolio since December 2009. GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2015, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of over $1,023.9 billion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Founded in 1869, Goldman Sachs is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm.

Steven M. Barry has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer, Fundamental Equity; and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Barry joined GSAM as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Ashley R. Woodruff, CFA, has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since July 2014. Ms. Woodruff joined GSAM in 2013. She is a consumer sector portfolio manager, and is responsible for portfolio management and investment research process of the companies within the consumer sector. Previously, she was a vice president at T. Rowe Price where she was a senior analyst in the consumer sector.

Federated Investment Management Company (“Federated Investment”) has managed the High Income Bond Portfolio since January 2004. Prior to that, the portfolio’s subadviser was Federated Investment Counseling, an affiliate of Federated Investment. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Federated Investment manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The portfolio manager of the High Income Bond Portfolio is Mark Durbiano. Mark Durbiano is a senior vice president of Federated Investment. He has also been a senior vice president of Federated Investment Counseling since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982. He is a chartered financial analyst. He has a bachelor’s degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

Federated Equity Management Company of Pennsylvania (“Federated Equity”) has managed the Strategic Value Portfolio since January 2004. Prior to that the portfolio’s subadviser was Federated Investment Counseling an affiliate of Federated Equity. Federated Equity is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Equity has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Equity manages the Federated group of mutual funds. Federated Equity manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Equity, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by Federated Equity and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Daniel Peris, Chartered Financial Analyst, has been a Senior Portfolio Manager of the Strategic Value Portfolio since January 2008. Mr. Peris is a Vice President and Senior Portfolio Manager of Federated Equity. Mr. Peris joined Federated in August 2002. His previous associations include: Director of Small Cap Research at Argus Research Corp. and Director of Equity Research at Absolut Invest, Moscow. Mr. Peris earned his B.A. from Williams College, his M. Phil. from Oxford University and his Ph.D. from the University of Illinois.

Deborah D. Bickerstaff has been a Portfolio Manager of the Strategic Value Portfolio since April 2015. Ms. Bickerstaff is a Vice President and Portfolio Manager of federated Equity. Ms. Bickerstaff joined Federated in 1996. Her previous associations include Associate Portfolio Manager with Federated Equity and various positions with Federated subsidiary

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companies including: Senior Analyst, Performance Attribution and Risk Management; Senior Financial Analyst, Fund Treasury; and Senior Fund Controller, Client Financial Services. Ms. Bickerstaff received her B.S. from La Roche College.

Suffolk Capital Management, LLC (“Suffolk”) has managed the Bristol Portfolio and Bryton Growth Portfolio since their inception in May 2002, it has managed the equity component of the Omni Portfolio since May 2002 and has managed the Bristol Growth Portfolio since May 2007. Suffolk is located at 810 Seventh Ave, Suite 400, New York, New York 10019. It is an investment adviser that has managed equity assets for institutional investors and tax-exempt clients such as pension funds, public funds and labor unions since 1991. ONLI’s parent, Ohio National Financial Services, Inc., owns 84.7% of the voting securities of Suffolk.

The portfolio manager of the Bristol Portfolio and the equity component of the Omni Portfolio is Donald Gilbert. Mr. Gilbert is also a portfolio manager of the Bristol Growth Portfolio. He co-founded Suffolk in 1991 and is its president and head of equity investments. Prior to 1991, Mr. Gilbert was director of equity investments at Home Insurance Company. Before that, he had been managing director and director of equity research of Marinvest (a subsidiary of Marine Midland Bank) and had been a consultant at Booze, Allen & Hamilton. Mr. Gilbert has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.

Andrew Wong has been co-portfolio manager of the equity component of the Omni Portfolio and co-portfolio manager of the Bristol Portfolio since January 2014. Mr. Wong joined Suffolk in 2000 covering the Information Technology and Telecommunications sectors. Mr. Wong became Director of Research in 2010 and serves as a mentor to new analysts and oversees the firm’s Q-Squared model. In 2012, he began assisting in managing the firm’s Large-Cap Dynamic product. Mr. Wong has a Bachelor of Science degree in Engineering from Cornell University.

The other portfolio manager of the Bristol Growth Portfolio and the portfolio manager of the Bryton Growth Portfolio is Christopher Liong. He joined Suffolk in May, 1996 as a Research Analyst covering the technology and telecom sectors. Mr. Liong became the firm’s first Director of Research in 1999. Two years later, he began to assist Mr. Gilbert in managing the Mid/Large Cap Core Equity Fund. In 2002, he began the firm’s Large Cap Growth Fund. In 2012, he began managing the Bryton Growth Portfolio. Mr. Liong has a BS degree in engineering from Cornell University.

ICON Advisers, Inc. (“ICON”) has managed the Balanced Portfolio since its inception in May 2004. ICON is located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Prior to 2004, ICON was called Meridian Investment Management Company (“Meridian”). ICON and its predecessor company have operated as investment advisers since 1986. ICON also serves as investment adviser or sub-adviser to a number of other mutual funds, investment advisers, pension and profit sharing plans, public retirement systems and private accounts.

The Balanced Portfolio is co-managed by Donovan “Jerry” Paul and Zach Jonson. Mr. Paul joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is the Senior Vice President of Fixed Income and a member of ICON’s Investment Committee. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994-2001), founder and managing partner of Quixote Capital Management, LLC, (2002-2009), partner of Essential Investment Partners, LLC, (2009-2011), and Senior Vice President of Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa.

Mr. Jonson is the Senior Vice President of Investment Management and a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 in Commissions and in 2004 became a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and became a Portfolio Manager in 2007. Mr. Jonson received a B.A. in Economics from the University of Colorado and an MBA from the University of Denver. Mr. Jonson is also a CFA Level 2 Candidate.

Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers. In 2015, the Adviser paid the sub-advisers at the following effective annualized rates on the average daily net assets:

Equity Portfolio	0.39%	Strategic Value Portfolio	0.30%
Omni Portfolio	0.30%	Bristol Portfolio	0.42%
International Portfolio	0.40%	Bryton Growth Portfolio	0.48%
International Small-Mid Company Portfolio	0.75%	Balanced Portfolio	0.34%
Capital Appreciation Portfolio	0.28%	S&P MidCap 400® Index Portfolio	0.35%
Aggressive Growth Portfolio	0.55%	Bristol Growth Portfolio	0.44%

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Small Cap Growth Portfolio	0.52%	ClearBridge Small Cap Portfolio	0.58%
Mid Cap Opportunity Portfolio	0.60%	Risk Managed Balanced Portfolio	0.55%
High Income Bond Portfolio	0.30%

Effective May 1, 2016, the sub-advisory fees for the S&P 500® Index Portfolio and the Nasdaq-100® Index Portfolio are paid at the following effective annualized rates on the average daily net assets:

S&P 500® Index Portfolio	Nasdaq-100® Index Portfolio
0.025% of first $100 million	0.05% of first $100 million
0.020% of next $150 million	0.04% of next $150 million
0.015% over $250 million	0.03% over $250 million

Effective December 19, 2016, the sub-advisory fees for the S&P MidCap 400® Index Portfolio are paid at the following effective annualized rates on the average daily net assets:

S&P MidCap 400® Index Portfolio
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion

SELECTION OF SUB-ADVISERS

The Adviser selects sub-advisers for portfolios, subject to the approval of the Fund’s Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All sub-advisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

A discussion regarding the basis for the Board of Directors approving the sub-advisory agreements is available in the Fund’s Annual Report. Details of the approval are discussed in the Annual Report following the approval. Details of the approval of Geode Capital Management, LLC as the investment sub-adviser for the S&P MidCap 400® Index Portfolio are available June 30, 2016 Semi-Annual Report for the Fund. Details of the approval of Geode as the investment sub-adviser for S&P MidCap 400® Index Portfolio will be available in the next Annual Report for the Fund.

The Securities and Exchange Commission has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio operating before May 1, 2002, have voted to approve this arrangement.

The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund Board regarding the performance and compliance of each sub-adviser.

PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities and variable life insurance contracts. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

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The net asset value of each portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund’s assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the Board of Directors believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a portfolio’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the portfolio’s investments may change on days when portfolio shares cannot be purchased or redeemed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the portfolios. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The portfolios are not designed to accommodate excessive trading practices. The Fund, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National Life or National Security will suspend all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either Ohio National Life or National Security may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

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• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in the transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

The various contracts issued by Ohio National Life and National Security provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National Life, National Security or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Fund’s portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National Life and National Security and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted Ohio National Life, National Security or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The Statement of Additional Information also has more information regarding the tax status of the portfolios.

INDEX DESCRIPTIONS

Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.

The publishers of any securities index are not affiliated with the Fund, the Adviser or any sub-adviser and have not participated in creating the portfolios or selecting the securities for the portfolios. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

S&P 500® Index — The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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S&P MidCap 400® Index — The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, measures the performance of 400 mid-sized companies in the U.S., reflecting the distinctive risks and return characteristics of this market segment.

BofA Merrill Lynch U.S. Corporate Master Index — The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

MSCI All Country World Ex-USA Index (Net-USD) — The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Ex-USA Index (Net-USD) consists of 24 developed and 21 emerging market country indices.

MSCI ACWI ex USA SMID Cap Index — The MSCI ACWI ex USA SMID Cap Index captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

Russell Midcap® Growth Index — The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.

Dow Jones U.S. Select Dividend Index — The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks.

Barclays U.S. Corporate High Yield 2% Issuer Capped Index — The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index-wide on a pro-rata basis.

Russell 1000® Growth Index — The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000® Index — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

Russell 2000® Growth Index — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity markets.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Nasdaq-100® Index — The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market.

S&P® Composite 1500 Index — The S&P® Composite 1500 Index is a broad-based capitalization-weighted index of 1,500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

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Barclays Capital U.S. Universal Index — The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Barclays Capital U.S. Aggregate Bond Index — The Barclays Capital U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by     , independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

[Financial Highlights to be included by amendment]

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ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”), dated December 19, 2016, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 800.366.6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.-com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC’s Public Reference Room is available at 1-202-942-8090. Reports and other information are also available in the Securities Exchange Commission’s Internet Site at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

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Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone 800.366.6654

Statement of Additional Information

December 19, 2016

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the “Fund”) dated December 19, 2016.

The audited financial statements and the independent registered public accounting firm’s report in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2015 are incorporated by reference (are legally part of this SAI).

To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.ohionational.com.

Fund History

The Fund is an open-end management investment company which currently consists of 20 separate portfolios — the Equity Portfolio, the Bond Portfolio, the Omni Portfolio, the International Portfolio, the Capital Appreciation Portfolio, the International Small-Mid Company Portfolio (formerly called International Small Company Portfolio), the Aggressive Growth Portfolio, the Small Cap Growth Portfolio (formerly called Core Growth Portfolio), the Mid Cap Opportunity Portfolio (formerly called Growth & Income Portfolio), the S&P 500® Index Portfolio, the ClearBridge Small Cap Portfolio (formerly called Capital Growth Portfolio), the High Income Bond Portfolio, the Strategic Value Portfolio (formerly called Blue Chip Portfolio), the Nasdaq-100® Index Portfolio, the Bristol Portfolio, the Bryton Growth Portfolio, the Balanced Portfolio, the S&P MidCap 400® Index Portfolio (formerly called Target VIP Portfolio), the Bristol Growth Portfolio, and the Risk Managed Balanced Portfolio. Each portfolio, except the Nasdaq-100® Index Portfolio, is diversified. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”) to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity Portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market Portfolio, and the Bond Portfolio was created. The Fund has since ceased its operation of the Money Market Portfolio. The remaining portfolios were added later. The Fund’s portfolios began at the following times:

Equity Portfolio	1/14/1971
Bond Portfolio	11/2/1982
Omni Portfolio	9/10/1984
International Portfolio	5/3/1993
Capital Appreciation Portfolio	5/1/1994
International Small-Mid Company Portfolio	3/31/1995
Aggressive Growth Portfolio	3/31/1995
Small Cap Growth Portfolio	1/3/1997
Mid Cap Opportunity Portfolio	1/3/1997
S&P 500® Index Portfolio	1/3/1997
ClearBridge Small Cap Portfolio	5/1/1998
High Income Bond Portfolio	5/1/1998
Strategic Value Portfolio	5/1/1998
Nasdaq-100® Index Portfolio	5/1/2000
Bristol Portfolio	5/1/2002
Bryton Growth Portfolio	5/1/2002
Balanced Portfolio	4/30/2004

S&P MidCap 400® Index Portfolio	11/1/2005

Bristol Growth Portfolio	5/1/2007
Risk Managed Balanced Portfolio	5/1/2014

The investment and reinvestment of the assets of the Bond Portfolio and the fixed-income component of the Omni Portfolio are directed by the Fund’s investment adviser, Ohio National Investments, Inc. (the “Adviser”), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC’s home office is at 810 Seventh Avenue, New York, New York 10019.

The investment and reinvestment of Equity Portfolio and ClearBridge Small Cap Portfolio assets are managed by ClearBridge, LLC (“ClearBridge”) as sub-adviser. The principal business address of ClearBridge is 100 International Drive, Baltimore, Maryland 21202.

The investment and reinvestment of International Portfolio and International Small-Mid Company Portfolio assets are managed by Federated Global Investment Management Corp. (“Federated Global”) as sub-adviser. The principal business address of Federated Global is 101 Park Avenue, Suite 4100, New York, New York 10178-0002. Federated Global manages the Portfolios’ assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Global, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Global. The fee for these services is paid by Federated Global and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of Capital Appreciation Portfolio assets are managed by Jennison Associates LLC (“Jennison”) as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of the Aggressive Growth Portfolio assets, the Small Cap Growth Portfolio assets, and the Balanced Component of the Risk Managed Balanced Portfolio assets are managed by Janus Capital Management LLC (“Janus”) as sub-adviser. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

The investment and reinvestment of Mid Cap Opportunity Portfolio assets are managed by Goldman Sachs Asset Management, L.P. (“GSAM”) as sub-adviser. The principal business address of GSAM is 200 West Street, New York, New York 10282-2198.

The investment and reinvestment of S&P 500® Index Portfolio, S&P MidCap 400® Index Portfolio, and Nasdaq-100® Index Portfolio assets are managed by Geode Capital Management, LLC (“Geode”) as sub-adviser. The principal business address of Geode is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

The investment and reinvestment of Bristol Portfolio, Bryton Growth Portfolio and Bristol Growth Portfolio assets and the equity component of the Omni Portfolio are managed by Suffolk Capital Management, LLC (“Suffolk”) as sub-adviser. The principal business address of Suffolk is 810 Seventh Ave., Suite 400, New York, New York 10019. Suffolk is 84.7% owned by ONLI’s parent, Ohio National Financial Services, Inc.

The investment and reinvestment of High Income Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of Strategic Value Portfolio assets are managed by Federated Equity Management Company of Pennsylvania (“Federated Equity”) as sub-adviser. The principal business address of Federated Equity is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Equity manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Equity, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by Federated Equity and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of Balanced Portfolio assets are managed by ICON Advisers, Inc. (“ICON”) as sub-adviser. The principal business address of ICON is 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

The investment and reinvestment of the Risk Management Component of the Risk Managed Balanced Portfolio are managed by AnchorPath Financial, LLC (“AnchorPath”) as sub-adviser. The principal business address of AnchorPath is 1266 East Main Street, Suite 700R, Stamford, Connecticut 06902.

Interests in each portfolio are represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio’s dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all portfolios. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodian enters into subcustodial agreements.

Fund Performance

From time to time, our affiliates may advertise the current yield, average annual total return and cumulative total returns for the portfolios. Our affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods or from the portfolio’s inception. Cumulative total return reflects a portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund’s affiliates may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor’s 500, 400, 600 or 1500 Indices, Barra Value Index, one or more of Barclay’s Capital Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC’s Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual portfolios. The following discussion describes the Fund’s policy with respect to each portfolio’s turnover rate.

Portfolio Turnover

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap Growth Portfolio and Aggressive Growth Portfolio may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio’s turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund’s policy with respect to each portfolio is as follows:

Equity Portfolio - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. The turnover rate for this portfolio was 47% in 2015.

Bond Portfolio - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 150% annually. The turnover rate for this portfolio was 93% in 2015.

Omni Portfolio - The portfolio turnover rate will vary from time to time but can normally be expected to exceed 100% annually. The turnover rate for this portfolio was 186% in 2015.

International Portfolio - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio’s investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 72% in 2015.

Capital Appreciation Portfolio - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 69% in 2015.

International Small-Mid Company Portfolio - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio’s investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 58% in 2015.

Aggressive Growth Portfolio - The turnover rate for this portfolio can generally be expected to be 30% to 50% annually. The turnover rate for this portfolio was 60% in 2015.

Small Cap Growth Portfolio - The annual turnover rate for this portfolio may exceed 100%. The turnover rate for this portfolio was 37% in 2015.

Mid Cap Opportunity Portfolio - Throughout the GSAM Growth team’s history, GSAM has consistently applied the same sell discipline: GSAM will generally sell or trim a position for any of the following reasons: 1) If a company’s long-term fundamentals deteriorate or if GSAM had initially assessed those fundamentals incorrectly. 2) When the price of a stock substantially exceeds what GSAM deems to be the worth of the business. 3) If a holding grows beyond a weight with which GSAM is comfortable from a risk management standpoint. 4) If a company pursues a strategy that in GSAM’s view does not maximize shareholder value, such as a questionable acquisition or a lack of discipline with regard to capital allocation. 5) In GSAM’s desire to maintain purity, if a company’s market cap and character no longer fit GSAM’s definition of a mid cap company.

The Growth strategy has a long-term investment horizon. Thus, GSAM expects the Portfolio’s turnover to be relatively low and will usually range between 60%-70%. GSAM estimates that half of the Portfolio’s turnover will be a result of trimming back existing positions that have grown beyond GSAM’s desired weight or adding to existing positions in which a change in fundamentals or valuation give GSAM higher conviction. The turnover rate for this portfolio was 59% in 2015.

S&P 500® Index Portfolio - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 14% in 2015.

High Income Bond Portfolio - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate for this portfolio was 29% in 2015.

Strategic Value Portfolio - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in seeking to attain the portfolio’s investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 13% in 2015.

Nasdaq-100® Index Portfolio - Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 19% in 2015.

Bristol Portfolio - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate for this portfolio was 228% in 2015.

Bryton Growth Portfolio – The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate for this portfolio was 169% in 2015.

Balanced Portfolio - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. The turnover rate for this portfolio was 92% in 2015.

S&P MidCap 400® Index Portfolio - Due to the passive investment strategy of the portfolio, the rate of portfolio turnover may vary based on redemption requests. Normally the portfolio turnover rate is not expected to exceed 100%. The turnover rate for this portfolio under a different strategy was 72% in 2015.

Bristol Growth Portfolio – The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate for this portfolio was 168% in 2015.

ClearBridge Small Cap Portfolio – The portfolio turnover rate will vary from time to time, but the historical turnover rate is expected to be 30-50% for this portfolio. The turnover rate for this portfolio was 126% in 2015 and the higher rate was primarily due to the portfolio’s change in sub-adviser and principal investment strategies in September 2015.

Risk Managed Balanced Portfolio – This portfolio began on May 1, 2014. The turnover rate for this portfolio was 71% in 2015.

Investment Restrictions

Fundamental Investment Policies

The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of 1940, as amended, defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

As a matter of fundamental policy, each portfolio:

1. Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

2. Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a portfolio's total assets at the time the borrowing is made. This limitation does not preclude a portfolio from entering into reverse repurchase transactions.

3. Will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4. Will not underwrite securities of other issuers, except to the extent that a portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

5. Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

7. Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

8. Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a portfolio, provided that the portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

Non-Fundamental Investment Policy – All Portfolios

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. Each portfolio will not invest, in the aggregate, more than 15% of its net assets (10% in the case of Bond Portfolio and Omni Portfolio) in illiquid securities. However, if more than 15% (10% in the case of the Bond Portfolio and Omni Portfolio) of portfolio assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, a portfolio's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of portfolio assets (10% in the case of the Bond Portfolio and Omni Portfolio), subject to timing and other considerations which are in the best interests of the portfolio and its shareholders.

2. Each portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the portfolio except as may be necessary in connection with borrowings described in fundamental restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Non-Fundamental Investment Policy – Bond Portfolio and Omni Portfolio

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. The portfolio will not sell securities short or purchase securities on margin, This limitation does not preclude a portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Non-Fundamental Investment Policies – International Portfolio and International Small-Mid Company Portfolio

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. The portfolio will not purchase any securities on margin. This limitation does not preclude the portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

2. Under normal circumstances, at least 80% of the assets of the portfolio will be invested in securities of issuers in at least three different foreign countries.

Non-Fundamental Investment Policy –High Income Portfolio and Strategic Value Portfolio

Non-fundamental policies may be changed by the Board of Directors in the future without shareholder approval. As a matter of non-fundamental policy:

1. The portfolio will not purchase any securities on margin. This limitation does not preclude a portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Certain Investments and Risks

The following disclosures supplement the “Principal Investment Strategies” “Principal Investment Risks” and “Certain Investments and Related Risks” information set forth in the prospectus, and such prospectus disclosure is incorporated herein by reference. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.

Call Options and Put Options

A portfolio may buy and write (i.e., sell) call and put options. In writing call options, the portfolio gives the purchaser of the call option the right to purchase the underlying securities from the portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.

Whenever a portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. For more information, see “SEC Segregation Requirements” below.

In order to terminate its position as the writer or the purchaser of an option, the portfolio may enter into a “closing” transaction, which is the purchase (if the portfolio has written the option) or sale (if the portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the portfolio.

Futures Contracts

A portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

Regulation as a Commodity Pool Operator

The Fund, on behalf of each portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each portfolio's operation. Accordingly, the portfolios are not subject to registration or regulation as a commodity pool operator.

Options on Futures Contracts and Financial Indexes

Instead of entering into a financial futures contract, a portfolio may buy and write options on futures contracts and financial indexes. A portfolio may buy an option giving it the right to enter into such a contract at a future date. A portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.

Margin Requirements for Futures Contacts

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:

• are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and

• are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a portfolio’s investment limitations. A portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and subadvisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the portfolios do business.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a portfolio or call options sold by a portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a portfolio “covers” its position.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in such transactions to implement their investment strategies.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio’s securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Hybrid Instruments

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps and volatility swaps.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio's illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Adviser or Sub-Adviser believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Equity Securities

Equity securities include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Short Sales

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, a portfolio also may make short sales “against the box,” a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale.

Borrowing Money

A portfolio may borrow money from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the portfolio. In addition, a portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a portfolio's total assets at the time the borrowing is made. This limitation does not preclude a portfolio from entering into reverse repurchase agreements. To the extent a portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a portfolio’s assets and may cause a portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step ups”) in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” in the prospectus). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements in which the portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.

Master Limited Partnerships

The portfolios may invest in master limited partnerships (MLPs), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Investments in the equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the limited partners and the general partner, cash flow risks, dilution risks and risk related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. In addition, there are certain tax risks associated with an investment in an MLP because, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.

Over-the-Counter Securities

Over-the-counter (OTC) securities are securities traded in a manner other than on a traditional exchange such as the NYSE. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a portfolio in over-the-counter transactions may include an undisclosed dealer markup. There can be no assurance that a portfolio will be able to close out an OTC position at an advantageous time or price.

Royalty Trusts

Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

Exchange Traded Funds

Each portfolio may invest in various exchange traded funds ("ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities.

ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective may be to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain Funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the performance of a particular market index. A portfolio will incur brokerage costs when it purchases ETFs. Furthermore, investments in ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a portfolio.

The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount). Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the portfolios may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act or an order or rule issued by the, the portfolios’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a portfolio to limit its investments in any one issue of ETFs to 5% of the portfolio’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a portfolio’s investments in all ETFs may not currently exceed 10% of the portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Loans

Each Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.

Bank Loans. Bank loans are obligations of companies or other entities that may be entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio's investments in bank loans may be acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Portfolio may also purchase interests and/or servicing or similar rights in such loans. Some bank loans may be purchased on a "when-issued" basis.

When the Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. Under certain circumstances, the Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligations or that the collateral could be liquidated.

If the Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio's NAV.

The borrower of a loan in which the Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.

There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio's returns, and you could lose money.

Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in the Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to the Portfolio.

Bank loans may be subject to restrictions on resale. Certain investments in floating rate bank loans may be deemed illiquid and the Portfolio may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect the Portfolio's returns, resulting in a loss.

The Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. The Portfolio may also invest in other floating rate debt securities or other investments. For example, the Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from the Portfolio's investments in bank loans may be similar to those of investments in "junk" bonds or below investment grade investments. The Portfolio's investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. Investments in bridge loans subject the Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio's only recourse will be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Mixed and Shared Funding

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Ohio National Life, National Security and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

• changes in the investment management of any portfolio; or

• differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. Ohio National Life’s and National Security’s separate accounts are the sole Fund shareholders. Ohio National Life and National Security will vote the Fund shares attributable to your contracts as you direct.

Money Market Instruments

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Repurchase Agreements - Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund’s Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board’s general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.

The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash.

Money Market Funds - Open-end management investment companies registered under the Act that are regulated as money market funds under Rule 2a-7 of the Investment Company Act of 1940.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations in order to finance longer-term credit needs. They may include debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of their most recent financial statements in excess of $100 million.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at a mutually agreed upon time and price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios may invest in reverse repurchase agreements. Only the International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio may invest more than 10% of their assets in reverse repurchase agreements.

Leveraging (Borrowing for Investment Purposes)

The Investment Company Act of 1940, as amended, requires a portfolio to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending

A portfolio may increase its total return by lending its securities. It may do this if:

• the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

• the portfolio may at any time call the loan and regain the securities loaned;

• the portfolio will receive any interest or dividend paid on the loaned securities; and

• the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

Cyber Security

With the increased use of technologies such as the Internet, the Fund’s business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect the Fund, Adviser, sub-Advisers, intermediaries, or third party service providers whose operations may impact the Fund. It is possible that such an incident can result in financial losses, including but not limited to, losses arising from inability to process transactions, violations of privacy and other applicable laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future which may result in a negative financial impact on the Fund and its shareholders. While the Fund and Adviser have established business continuity plans in the event of, and risk management systems to attempt to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that the Fund, Adviser, sub-advisers, intermediaries or third party service providers will avoid losses affecting the Fund due to cyber incidents or information security breaches in the future.

Risks Associated With the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities.

Portfolio Holdings Disclosure Policy

It is the policy of the Fund to publicly disclose holdings of all the portfolios in accordance with regulatory requirements, such as in periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, including without limitation the Fund’s custodians, fund accountants, fund administrators, investment adviser (and consultants, if any, used by the adviser with respect to a Portfolio), sub-advisers, independent registered public accounting firm, proxy voting service, and attorneys, as well as its officers and directors, all of whom remain subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Certain portfolio information, such as top ten holdings (or, for Portfolios that invest primarily in other investment companies (“Underlying Funds”), a list of all Underlying Funds and/or top ten holdings of the Underlying Funds), sector holdings, and other portfolio characteristics data may also be publicly disclosed via the Fund’s website or otherwise no sooner than 15 days following the last day each calendar month.

There are numerous mutual fund evaluation services that analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. Also, there are third-party services that enable a Portfolio’s sub-adviser, or the Adviser, to perform portfolio analytics and reconciliations. These services must obtain data from the custodian(s) to supply timely, frequently updated holdings information to the sub-adviser or Adviser for this limited purpose. In addition, there are third-party services that may be engaged to monitor and file class action claims for the

Portfolios, and that must obtain daily holdings information from the custodian(s) for that purpose. The Fund may distribute (or authorize a service provider to distribute) portfolio holdings to these mutual fund evaluation services and third party services before public disclosure is made, on an ongoing basis. These services sign a written confidentiality agreement that prohibits them from distributing portfolio holdings or the results of their analyses to third-parties. No person receives any compensation for the disclosure of portfolio holdings.

The Board of Directors has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.

Management of the Fund

Directors and Officers of the Fund

The Fund’s Board of Directors is responsible for overseeing the management of all the Fund’s portfolios. The Board of Directors can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years

Independent Directors
George M. Vredeveld Age 73	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).	20	None

[1] The mailing address of each Officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Geoffrey Keenan Age 57	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President and Chief Operating Officer of Gateway Investment Advisers, LLC (1995-2013).	20	None
John I. Von Lehman Age 63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.	20	Director: The Midland Company; Director: American Financial Group, Inc.
Madeleine W. Ludlow Age 61	Director, Chairman of Audit Committee and Member of Independent Directors Committees	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc.	20	Director: ALLETE, Inc.
Interested Director and Officers
John J. Palmer Age 76	Chairman and Director	Indefinite; Since July 1997	Insurance industry consultant (April 2010 to present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA	20	Director: ONLIC; Director: NSLA

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Paul J. Gerard Age 56	President	Indefinite; Since March 2016

Senior Vice President and Chief Investment Officer: ONLIC and NSLA

(January 2016-present); Senior Vice President, Investments: ONLIC (July 2012-December 2015); Vice President, Investments: ONLIC (February 2009-June 2012).

				NA	NA
Thomas A. Barefield Age 62	Vice President	Indefinite; Since February 1998

Vice Chairman, Chief Distribution Officer and Director: ONLIC

(January 2014-present); Executive Vice President and Chief Marketing Officer—Institutional: ONLIC (January 2008-January 2014); Director and Vice President—

Marketing: NSLA (January 2002-present); Director: ONI (February 2005-present); Senior Vice President: Ohio National Equities, Inc. (May 1997-present).

				NA	NA
Keith Dwyer Age 43	Chief Compliance Officer	Indefinite; Since November 2015

Interim Chief Compliance Officer, Separate Accounts: ONLIC (January 2015-present); Administrator, Fund Compliance: ONLIC

(January 2014-January 2015); Compliance Analyst (September 2009-September 2011 and April 2013-January 2014); Interim Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies (November 2015 to present).

				NA	NA

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Director	Other Directorships Held by Director During the Past 5 Years
R. Todd Brockman Age 47	Treasurer	Indefinite; Since August 2004

Vice President, Mutual Funds: ONLIC (February 2014-present); Assistant Vice President, Mutual Fund Operations: NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-

February 2014); Treasurer: ONI (August 2004-present).

				NA	NA
Kimberly A. Plante Age 42	Secretary	Indefinite; Since March 2005

Second Vice President and Counsel: ONLIC

(January 2016-present); Senior Associate Counsel: ONLIC (January 2011-January 2016); Associate Counsel: ONLIC (July 2007-January 2011); Secretary: ONI; Officer

of various other Ohio National-affiliated companies (March 2005-present).

				NA	NA
Catherine E. Gehr Age 43	Assistant Treasurer	Indefinite; Since March 2005	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI. (March 2005-February 2016).	NA	NA
Emily Bae Age 31	Assistant Secretary	Indefinite; Since May 2013	Assistant Counsel: ONLIC (April 2013-present); Assistant Secretary: ONI (April 2013-present); Counsel: Goodyear Tire & Rubber Company (January 2012-April 2013).	NA	NA

John Palmer is treated as an “interested” director of the Fund because he is a director of an affiliate of the Adviser.

Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Dr. Vredeveld has served as a Director of the Fund for more than 20 years and Mr. Von Lehman for more than 8 years, including as members and/or Chairs of various Board committees. Mr. Palmer has over 23 years of experience as a chairman of a fund board of directors, including over 18 years on the Fund’s Board and has 31 years of experience as a senior executive officer of operating companies and mutual funds and as a director of companies, non-profit entities or other organizations. Dr. Vredeveld has over 35 years of experience as a professor of economics and as the president of an organization promoting economic research and education. Mr. Von Lehman has 21 years of experience as a senior executive officer (including as chief financial officer) of operating companies and as a director of companies, non-profit entities or other organizations and is a certified public accountant. Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser.

Specific details about each Director’s professional experience appear in the professional biography tables above.

Structure and Oversight

Board Structure. John J. Palmer is treated as an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because Mr. Palmer has over 23 years’ experience as a chairman of a fund board of directors, including over 18 years on the Fund’s Board. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director is to be independent or an interested person. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board.

In addition, the Directors have appointed Dr. George M. Vredveld as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chairman and management; and chairing the meetings of the Independent Directors. The Chairman and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met four times in 2015.

Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2015. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended on

November 18, 2003, August 20, 2008, August 19, 2010, August 10, 2011, and March 6, 2014. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met three times in 2015. The Audit Committee has elected Ms. Ludlow as its Chairman. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”

Director Ownership in the Fund

None of the Directors directly owns shares of the Fund. As of December 31, 2015, with the exception of Mr. Palmer, the Directors owned no variable contracts issued by Ohio National that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Palmer, as of December 31, 2015:

Director	Dollar Range of Beneficial Ownership of the Fund as of 12/31/2015*	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2015*
Independent Directors
George M. Vredeveld	None	None
John I. Von Lehman	None	None
Madeleine W. Ludlow	None	None
Geoffrey Keenan	None	None
Interested Director
John J. Palmer	C	C

____________

*Ranges: None

A= $1 to $10,000

B= $10,001 to $50,000

C= $50,001 to $100,000

D= over $100,000

Ownership of Securities of the Adviser and Related Companies

As of December 31, 2015, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

Compensation of Directors

Directors were compensated as follows in 2015:

Director	Aggregate Compensation From the Fund
George M. Vredeveld	$102,500
John I. Von Lehman	$95,000
Madeleine W. Ludlow	$90,000
Geoffrey Keenan	$90,000
John J. Palmer	$105,000

Officers of the Fund who are employees or officers of the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended, (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).

Proxy Voting Policies

The Adviser votes proxies relating to the securities owned by the Fund in accordance with policies and procedures established by the Fund’s Board of Directors, subject to the continued review and oversight of the Board of Directors.

The Adviser has established a Proxy Committee to implement these policies, and to develop and maintain the Adviser’s Proxy Voting Guidelines, which are also approved by the Board of Directors. Pursuant to the Fund’s policies, the Proxy Committee makes the decision whether to vote on a proposal and, if so, how to vote.

The Proxy Voting Guidelines, and the Fund’s policies, require proxy voting only for proposals that the Adviser believes may have an impact on the long term economic value of the securities involved, or may otherwise affect the interests of the Fund’s shareholders and underlying contract owners. The Board has instructed the Adviser that it is not necessary to vote all proxies, and has given the Adviser the discretion to limit voting to those proxy proposals that the Adviser believes may have such an impact. Generally, such proposals would include proposals that affect a company’s capital structure (such as mergers, acquisitions and corporate restructurings), affect voting rights or preferences, involve shareholder rights plans or other anti-takeover proposals, involve authorization of additional capital or debt, or involve equity compensation plans. Some of these proposals may require case-by-case consideration by the Proxy Committee, as they are more subjective in nature and the committee’s decisions could be dependent on specific facts and circumstances.

The Board has authorized the Fund to engage Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the approved Proxy Voting Guidelines. For proxy proposals that require case-by-case direction from the Proxy Committee, due to their non-routine, complex, or subjective nature, Glass Lewis provides the Proxy Committee with research and analysis that it has obtained or formulated. The Proxy Committee may use such information, along with other sources of information, for guidance in making its voting decisions. To the extent the Adviser chooses to vote on proxy proposals on matters that are clearly defined and directed by objective and observable parameters as prescribed by the Proxy Voting Guidelines, Glass Lewis & Co. is given discretion by the Adviser to vote without further guidance from the Proxy Committee.

In all cases, the Proxy Committee and Adviser are obligated to vote in the interests of shareholders and underlying contract owners. If a potential conflict arises between the interests of the Adviser (or members of the Proxy Committee) and those of the shareholders and underlying contract owners, the Proxy Committee will refer the issue to the Board to decide whether to vote and how to vote. The committee may also refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:

R. Todd Brockman, Treasurer

Ohio National Investments, Inc.

One Financial Way

Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC’s website at www.sec.gov

Shareholders’ Meetings

The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.

Investment Advisory and Other Services

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI’s investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund’s Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund’s Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500® Index Portfolio, ClearBridge Small Cap Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Nasdaq-100® Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Bristol Growth Portfolio, Balanced Portfolio, S&P MidCap 400® Index Portfolio, Risk Managed Balanced Portfolio, and the equity component of the Omni Portfolio, by delegating that implementation to ClearBridge, Geode, Federated Global, Jennison, Janus, GSAM, Federated Investment, Federated Equity, Suffolk, ICON, First Trust, or AnchorPath as the case may be.

The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:

Equity Portfolio	International Portfolio
0.79% of first $200 million	0.85% of first $100 million
0.74% of next $800 million	0.80% of next $100 million
0.70% over $1 billion	0.70% over $200 million

Small Cap Growth Portfolio	ClearBridge Small Cap Portfolio
0.80% of first $150 million	0.85% of first $200 million
0.75% of next $150 million	0.80% of next $300 million
0.70% of next $300 million	0.75% over $500 million
0.65% over $600 million
Strategic Value Portfolio
Mid Cap Opportunity Portfolio	0.75% of first $100 million
0.85% of first $100 million	0.70% of next $400 million
0.80% of next $100 million	0.65% of next $500 million
0.75% of next $300 million
0.70% over $500 million	International Small-Mid Company Portfolio
1.00% of first $100 million
Capital Appreciation Portfolio	0.90% of next $100 million
0.80% of first $100 million	0.85% over $200 million
0.75% of next $300 million
0.65% of next $600 million	High Income Bond Portfolio
0.60% over $1 billion	0.75% of first $75 million
0.70% of next $75 million
Aggressive Growth Portfolio	0.65% of next $75 million
0.80% of first $100 million	0.60% over $225 million
0.75% of next $400 million
0.70% over $500 million	Nasdaq-100® Index Portfolio
0.40% of first $100 million
S&P 500® Index Portfolio	0.35% of next $150 million

0.40% of first $100 million	0.33% over $250 million
0.35% of next $150 million
0.33% over $250 million	Balanced Portfolio
0.65% of first $200 million
Bristol Portfolio	0.60% of next $300 million
0.80% of first $100 million	0.55% over $500 million
0.70% of next $400 million
0.65% over $500 million	Bryton Growth Portfolio
0.85% of first $100 million
Bond Portfolio	0.75% of next $400 million
0.60% of first $100 million	0.70% over $500 million
0.50% of next $150 million

0.45% of next $250 million	S&P MidCap 400® Index Portfolio
0.40% of next $500 million	X.XX% of first $100 million
0.30% of next $1 billion	X.XX% of next $400 million
0.25% over $2 billion	X.XX% over $500 million

Bristol Growth Portfolio	Risk Managed Balanced Portfolio
0.80% of first $100 million	0.90% of first $500 million
0.70% of next $400 million	0.75% over $500 million
0.65% over $500 million

Omni Portfolio
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, ClearBridge Small Cap Portfolio, S&P 500® Index Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Nasdaq-100® Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, S&P MidCap 400® Index Portfolio, Risk Managed Balanced Portfolio, and the equity component of the Omni Portfolio subject to the approval of the Fund’s Board of Directors. The Adviser has entered into Sub-Advisory Agreements with ClearBridge, Federated Equity, Federated Global, Jennison, Janus, GSAM, Geode, Federated Investment, Suffolk, ICON, First Trust, and AnchorPath as the case may be, to manage the investment and reinvestment of those portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a) Federated Global fees at the annual rate of

(i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, which was voluntarily waived (not subject to recoupment) during the period between June 1, 2013 and May 15, 2014, and

(ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small-Mid Company Portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of average daily net asset value in excess of $1 billion of the Capital Appreciation Portfolio;

(c) Janus fees at the annual rate of

(i) 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth Portfolio,

(ii) 0.55% of the first $150 million, and 0.45% of average daily net assets in excess of $150 million of the Small Cap Growth Portfolio, and

(iii) 0.35% of the first $500 million, and 0.25% of average daily net assets in excess of $500 million of the Risk Managed Balanced Portfolio;

(d) GSAM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Mid Cap Opportunity Portfolio;

(e) Geode fees at an annual rate of

(i) 0.025% of the first $100 million, 0.020% of the next $150 million, and 0.015% of average daily net assets in excess of $250 million for the S&P 500® Index Portfolio, and

(ii) 0.05% of the first $100 million, 0.04% of the next $150 million, and 0.03% of average daily net assets in excess of $250 million for the Nasdaq-100® Index Portfolio.

(iii) 0.039% of the first $100 million, 0.038% of the next $150 million, 0.037% of the next $250 million, 0.036% of the next $500 million, and 0.035% of average daily net assets in excess of $1 billion.

(f) Suffolk fees at an annual rate of

(i) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol Portfolio,

(ii) 0.50% of the first $100 million, 0.45% of the next $400 million, and 0.40% of average daily net assets in excess of $500 million of the Bryton Growth Portfolio,

(iii) 0.30% of the first $100 million, 0.25% of the next $150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni Portfolio, and

(iv) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol Growth Portfolio;

(g) Federated Investment a fee at an annual rate of 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond Portfolio;

(h) Federated Equity a fee at an annual rate of 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of the Strategic Value Portfolio;

(i) ClearBridge fees at an annual rate of

(i) 0.40% of the first $200 million and 0.38% of average daily net assets in excess of $200 million of the Equity Portfolio, and

(ii) 0.55% of the first $200 million and 0.50% of average daily assets in excess of $200 million of the ClearBridge Small Cap Portfolio;

(j) ICON a fee at an annual rate of 0.40% of the first $200 million, 0.35% of next $300 million, and 0.30% of average daily net assets in excess of $500 million for the Balanced Portfolio, which during the period between November 1, 2014 and November 18, 2014, ICON agreed to voluntarily waive (not subject to recoupment); and

(k) AnchorPath a fee at an annual rate of 0.20% of the first $500 million, and 0.15% of average daily net assets in excess of $500 million for the Risk Managed Balanced Portfolio;

The following investment advisory fees from each of the Fund’s portfolios were paid to the Adviser for each of the indicated years, ending December 31:

	2015	2014	2013
Equity Portfolio	$3,966,899	$2,302,400	$1,627,773
Bond Portfolio	911,009	857,428	869,571
Omni Portfolio	278,587	223,888	211,444
International Portfolio	1,430,001	1,201,005	1,047,616
Capital Appreciation Portfolio	3,339,447	1,661,792	1,013,936
International Small-Mid Company Portfolio	788,699	732,168	693,854
Aggressive Growth Portfolio	367,454	306,592	278,927
Small Cap Growth Portfolio	1,756,593	1,025,615	451,880
Mid Cap Opportunity Portfolio	731,480	710,781	643,307

S&P 500® Index Portfolio	1,439,882	1,232,307	932,752
ClearBridge Small Cap Portfolio	706,249	693,475	606,315
High Income Bond Portfolio	1,536,816	1,979,512	2,071,730
Strategic Value Portfolio	2,363,112	2,782,218	2,228,645
Nasdaq-100® Index Portfolio	506,610	422,369	309,603
Bristol Portfolio	1,728,774	1,740,115	1,662,772
Bryton Growth Portfolio	1,424,898	1,468,402	1,389,516
Balanced Portfolio	5,120,772	2,451,717	887,860
S&P MidCap 400® Index Portfolio	312,614	322,888	147,712
Bristol Growth Portfolio	969,158	973,456	923,189
Risk Managed Balanced Portfolio	747,996	169,797	N/A
Total	$30,953,958	$23,848,289	$18,649,848

The following additional amounts were earned but waived by the Adviser as described below:

	2015	2014	2013
International Portfolio	$0	$288,997	$474,945
Balanced Portfolio	$0	$137,000	$0

During the period between June 1, 2013 and May 15, 2014, the Adviser agreed to waive advisory fees for the International Portfolio equal to an annualized rate of 0.44% of the first $200 million of average daily net assets, and 0.39% of the average daily net assets thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of waiver for the year ended December 31, 2014 was $288,997.

Effective November 1, 2014, the Adviser agreed to temporarily waive all advisory fees with respect to the Balanced Portfolio. Waivers related to the Balanced Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver was discontinued on November 11, 2014. The amount of waiver for the year ended December 31, 2014 was $137,000.

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2015, the Advisor paid no such fees.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

	Board of Directors	Shareholders
Equity Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Equity Portfolio (Sub-Advisory)	05-20-1999	07-22-1999
Bond Portfolio	01-24-1996	03-28-1996
Omni Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Omni Portfolio (Sub-Advisory)	03-20-2002	04-30-2002
International Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
International Portfolio (Sub-Advisory)	12-09-1998	04-05-1999
Capital Appreciation Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Capital Appreciation Portfolio (Sub-Advisory)	11-02-1999	04-03-2000
International Small-Mid Company Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
International Small-Mid Company Portfolio (Sub-Advisory)	12-09-1998	04-05-1999
Aggressive Growth Portfolio (Investment Advisory and Service)	01-24-1996	03-28-1996
Aggressive Growth Portfolio (Sub-Advisory)	11-07-2001	03-27-2002
Small Cap Growth Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997
Small Cap Growth Portfolio (Sub-Advisory)	08-28-2002	N/A
Mid Cap Opportunity Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997

Mid Cap Opportunity Portfolio (Sub-Advisory)	11-19-2009	N/A
S&P 500® Index Portfolio (Investment Advisory and Service)	08-22-1996	01-02-1997
S&P 500® Index Portfolio (Sub-Advisory)	03-17-2016	N/A
ClearBridge Small Cap Portfolio (Investment Advisory and Service)	02-11-1998	04-30-1998
ClearBridge Small Cap Portfolio (Sub-Advisory)	08-13-2015	N/A
High Income Bond Portfolio	02-11-1998	04-30-1998
Strategic Value Portfolio	02-11-1998	04-30-1998
Nasdaq-100® Index Portfolio (Investment Advisory and Service)	03-08-2000	05-01-2000
Nasdaq-100® Index Portfolio (Sub-Advisory)	03-17-2016	N/A
Bristol Portfolio	03-20-2002	04-30-2002
Bryton Growth Portfolio	03-20-2002	04-30-2002
Balanced Portfolio	03-08-2004	N/A
S&P MidCap 400® Index Portfolio	09-22-2010	N/A
S&P MidCap 400® Index Portfolio (Sub-Advisory)	XX-XX-2016	N/A
Bristol Growth Portfolio	03-27-2007	N/A
Risk Managed Balanced Portfolio	03-06-2014	N/A

Following an initial two year term, these agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Fund’s Board of Directors reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and subadvisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each subadviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. The performance of each portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the directors request and receive information from the Adviser and subadvisers relative to these factors. The Board also considers the Adviser’s and subadvisers’ compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each portfolio) is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Fund’s Board of Directors or by a vote of the majority of the portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any Agreement will automatically terminate in the event of its assignment.

The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board’s approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio then in existence approved this arrangement on April 30, 2002.

PORTFOLIO MANAGERS

Bond Portfolio

Portfolio Manager: Philip Byrde

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	1 fund / $11.8 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $8.29 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Byrde’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Bond Portfolio

Portfolio Manager: Gary Rodmaker

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	1 fund / $11.8 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $8.29 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Rodmaker’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: None

Omni Portfolio (Fixed Income Portion)

Portfolio Manager: Philip Byrde

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	1 fund / $151.1 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $8.29 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Byrde’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: $100,001 — $500,000

Omni Portfolio (Fixed Income Portion)

Portfolio Manager: Gary Rodmaker

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	1 fund / $151.1 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $8.29 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Rodmaker’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: None

S&P 500® Index Portfolio

Portfolio Managers: Deane Gyllenhaal and Patrick Waddell, CFA are Senior Portfolio Managers of the Fund, Louis Bottari is a Portfolio Manager of the Fund, and Peter Matthew and Thomas Brussard, Jr., CFA are Assistant Portfolio Managers of the Fund.

Deane Gyllenhaal has been a Senior Portfolio Manager with Geode since 2014. In addition to his portfolio management responsibilities, Mr. Gyllenhaal is responsible for new product development. Prior to joining Geode, Mr. Gyllenhaal was a Portfolio Manager with Hartford Investment Management from 2006 to 2014. Previously, he was a Senior Portfolio Manager within the Global Structured Products Group of State Street Global Advisors from 1996 to 2006.

Louis Bottari has been a Portfolio Manager with Geode Since 2010. Prior to that, Mr. Bottari was an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Patrick Waddell, CFA has been a Senior Portfolio Manager with Geode since 2014. Prior to that, Mr. Waddell was a Portfolio Manager since 2006, and an Assistant Portfolio Manager since 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Investments from 1997 to 2004, most recently as a Senior Portfolio Assistant.

Peter Matthew has been an Assistant Portfolio Manager with Geode since 2012. Prior to that, Mr. Matthew was a Portfolio Manager Assistant with Geode since 2011 and a Senior Operations Associate since 2007. Prior to joining Geode in 2007, Mr. Mathew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager with Geode since 2016. Prior to that, Mr. Brussard was a Portfolio Manager Assistant with Geode since 2015 and a Senior Trade Operations Associate since 2011. Prior to joining Geode in 2011, Mr. Brussard was employed by Fidelity Investments from 2006 to 2011.

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2015.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*
Deane Gyllenhaal	20 / $175.2 million	16 / $16.3 million	6 / $12.4 million
Louis Bottari	29 / $181.1 million	18 / $16.8 million	6 / $12.4 million
Patrick Waddell	29 / $181.1 million	18 / $16.8 million	6 / $12.4 million
Peter Matthew	27/ $179.3 million	17 / $16.6 million	6 / $12.4 million

Thomas Brussard, Jr.	0/$0.0 million	0/$0.0 million	0/$0.0 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Shares:

Deane Gyllenhaal: None

Louis Bottari: None

Patrick Waddell: None

Peter Matthew: None

Thomas Brussard, Jr.: None

Nasdaq-100® Index Portfolio

Portfolio Managers: Deane Gyllenhaal and Patrick Waddell are Senior Portfolio Managers of the Fund, Louis Bottari is a Portfolio Manager of the Fund, and Peter Matthew is an Assistant Portfolio Manager of the Fund.

Deane Gyllenhaal has been a Senior Portfolio Manager with Geode since 2014. In addition to his portfolio management responsibilities, Mr. Gyllenhaal is responsible for new product development. Prior to joining Geode, Mr. Gyllenhaal was a Portfolio Manager with Hartford Investment Management from 2006 to 2014. Previously, he was a Senior Portfolio Manager within the Global Structured Products Group of State Street Global Advisors from 1996 to 2006.

Louis Bottari has been a Portfolio Manager with Geode Since 2010. Prior to that, Mr. Bottari was an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Patrick Waddell has been a Senior Portfolio Manager with Geode since 2014. Prior to that, Mr. Waddell was a Portfolio Manager since 2006, and an Assistant Portfolio Manager since 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Investments from 1997 to 2004, most recently as a Senior Portfolio Assistant.

Peter Matthew has been an Assistant Portfolio Manager with Geode since 2012. Prior to that, Mr. Matthew was a Portfolio Manager Assistant with Geode since 2011 and a Senior Operations Associate since 2007. Prior to joining Geode in 2007, Mr. Mathew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager with Geode since 2016. Prior to that, Mr. Brussard was a Portfolio Manager Assistant with Geode since 2015 and a Senior Trade Operations Associate since 2011. Prior to joining Geode in 2011, Mr. Brussard was employed by Fidelity Investments from 2006 to 2011.

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2015.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*
Deane Gyllenhaal	20 / $175.2 million	16 / $16.3 million	6 / $12.4 million
Louis Bottari	29 / $181.1 million	18 / $16.8 million	6 / $12.4 million
Patrick Waddell	29 / $181.1 million	18 / $16.8 million	6 / $12.4 million
Peter Matthew	27/ $179.3 million	17 / $16.6 million	6 / $12.4 million

Thomas Brussard, Jr.	0 /$ 0.0 million	0 / $0.0 million	0/ $ 0.0 milion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Shares:

Deane Gyllenhaal: None

Louis Bottari: None

Patrick Waddell: None

Peter Matthew: None

Thomas Brussard, Jr.: None

Bristol Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $890.1 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $561.6 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $500,001 – $1,000,000

Bristol Portfolio

Portfolio Manager: Andrew Wong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	5 funds / $770.0 million
Other Pooled Investment Vehicles	0
Other Accounts	4 / $302.2 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Andrew Wong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: None

Omni Portfolio (Equity Portion)

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $890.1 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $561.6 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $500,001 – $1,000,000

Omni Portfolio (Equity Portion)

Portfolio Manager: Andrew Wong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	5 funds / $770.0 million
Other Pooled Investment Vehicles	0
Other Accounts	4 / $302.2 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Andrew Wong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: None

Bryton Growth Portfolio

Portfolio Manager: Christopher Liong

Other Accounts Managed	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	3 funds / $405.0 million
Other Pooled Investment Vehicles	0
Other Accounts	7 / $550.8 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Christopher Liong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $10,001 – $50,000

Balanced Portfolio

Portfolio Manager: Donovan “Jerry” Paul

ICON seeks to achieve its investment objectives through a valuation methodology to identify securities that ICON’s methodology suggests are under-priced relative to its calculation of intrinsic value. Investments in securities ICON believes to be over-priced relative to current intrinsic value may be sold and replaced by investments in securities ICON believes are under-priced relative to intrinsic value. In addition to identifying securities over- or under-priced relative to the broad market, ICON generally considers relative strength. In general, relative strength is a measure of the performance of a security in relation to the performance of the broader market over a specified period of time.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	6 funds / $236 million
Other Pooled Investment Vehicles	0
Other	Member of Investment team that develops model used to manage 2,204 mutual fund allocation portfolios/ $210 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the

Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

Balanced Portfolio

Portfolio Manager: Zach Jonson

ICON uses a disciplined, objective, non-emotional methodology to identify industries and sectors that its methodology suggests are underpriced relative to its calculation of intrinsic value. Each Portfolio is managed by the respective Portfolio Manager who evaluates the market sectors and looks to identify themes and industries based on value-to-price ratios and relative strength metrics, the core of the ICON system. The day-to-day management of the Portfolio is system-based and continuously monitored by the Portfolio Manager. Investment decisions are subject to an account’s objective(s), policies, and restrictions and the oversight of ICON’s Investment Committee.

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	Portfolio manager 7 funds / $312 million
Other Pooled Investment Vehicles	0
Other	Member of Investment team that develops model used to manage 2,204 mutual fund allocation portfolios/ $210 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will receive a minimum fill amount (“MFA”). After the MFA is made, the remaining shares in the partial fill are allocated pro-rata to the accounts with orders exceeding the MFA.

ICON has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager’s contribution to the investment manager’s research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager’s 401(k) program.

Ownership of Shares: The Portfolio Manager does not own any shares of the Ohio National Fund.

Equity Portfolio

Portfolio Manager: Sam Peters

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 / $4,092,765,708
Other Pooled Investment Vehicles	4 / $460,459,856
Other Accounts	8,700 / $4,281,344,622

____________

*None of the other accounts have a performance based advisory fee.

Conflicts of Interest: Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation: ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation. In addition to base compensation, managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include, but are not limited to:

• Investment performance - A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5- year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

Ownership of Shares: The Portfolio Manager does not own any shares of the Equity Portfolio.

Equity Portfolio

Portfolio Manager: Jean Yu, Ph.D., CFA

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 / $2,413,710,373
Other Pooled Investment Vehicles	4 / $460,459,856
Other Accounts	4 / $1,158,108,218

____________

*None of the other accounts have a performance based advisory fee.

Conflicts of Interest: Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts.

There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation: ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation. In addition to base compensation, managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include, but are not limited to:

• Investment performance - A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5- year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

Ownership of Shares: The Portfolio Manager does not own any shares of the Equity Portfolio.

International Small-Mid Company Portfolio

Portfolio Manager: Leonardo A Vila

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Leonardo Vila	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	1 / $186.7 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Leonardo Vila is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s designated peer group of comparable accounts and versus the Fund’s benchmark (i.e. MSCI ACWI ex USA SMID Cap Index). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Vila is the portfolio manager for other funds/accounts. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated with an equal weighting of each included fund or account managed by the portfolio manager. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP groups differ. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

International Small-Mid Company Portfolio

Portfolio Manager: Thomas J. Banks

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Thomas Banks	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	1 / $186.7 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Thomas J. Banks is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three, and five calendar year pre-tax gross total return basis versus the Fund’s designated peer group of comparable accounts and versus the Fund’s benchmark (i.e., MSCI ACWI ex USA SMID Cap Index). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one-year of performance history under a portfolio manager may be excluded. Mr. Banks provides research and analytical support for other funds/accounts. Such other funds/accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated with an equal weighting of each included fund or account managed by the portfolio manager. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP groups differ. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Mr. Banks was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

International Small-Mid Company Portfolio

Portfolio Manager: Dariusz M. Czoch

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Dariusz M. Czoch	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 / $2.7 billion
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Dariusz M. Czoch is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s designated peer group of comparable accounts and versus the Fund’s benchmark (i.e., MSCI ACWI ex USA SMID Cap Index). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one-year of performance history under a portfolio manager may be excluded. Mr. Czoch provides research and analytical support for other funds/accounts. Such other funds/accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated with an equal weighting of each included fund or account managed by the portfolio manager. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP groups differ. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Mr. Czoch was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Strategic Value Portfolio

Portfolio Manager: Daniel Peris

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Daniel Peris	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 / $10.3 billion
Other Pooled Investment Vehicles	2 / $335.2 million
Other Accounts	293 / $14.7 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Daniel Peris is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured for the rolling one, three, and five calendar year periods on pre-tax gross total return on an absolute basis and versus the Fund's designated peer group of comparable accounts. In addition, performance is measured based on the Fund’s average gross one-year distribution yield for one, three, and five calendar year periods on an absolute basis and versus a designated peer group of comparable accounts. Performance is also measured on the Fund’s average one, three, and five year dividend growth rate on an absolute basis and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Daniel Peris is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Daniel Peris was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Strategic Value Portfolio

Portfolio Manager: Deborah Bickerstaff

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Deborah Bickerstaff	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 / $10.3 billion
Other Pooled Investment Vehicles	2 / $335.2 million
Other Accounts	293 / $14.7 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Deborah Bickerstaff is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured for the rolling one, three and five calendar year periods on pre-tax gross total return on an absolute basis and versus the Fund's designated peer group of comparable accounts. In addition, performance is measured based on the Fund’s average gross one-year distribution yield for one, three and five calendar year periods on an absolute basis and versus a designated peer group of comparable accounts. Performance is also measured on the Fund’s average one, three, and five year dividend growth rate on an absolute basis and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Deborah Bickerstaff is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Deborah Bickerstaff was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

High Income Bond Portfolio

Portfolio Manager: Mark Durbiano

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	22 / $12.7 billion	0
Other Pooled Investment Vehicles	3 / $366.9 million	0
Other Accounts	2 / $90.0 million	1 / $233.4 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three, and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., Barclays US Corporate High Yield 2% Issuer Capped Index) and versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

International Portfolio

Portfolio Manager: Audrey H. Kaplan

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Audrey Kaplan	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 / $206.2 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Audrey Kaplan is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three, and five calendar year pre-tax gross total return basis versus the Fund's designated peer group of comparable accounts and versus the Fund's benchmark (i.e., Morgan Stanley Capital International All Country World ex U.S. Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Audrey Kaplan is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. In addition, Audrey Kaplan has oversight responsibility for other portfolios that she does not personally manage. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

International Portfolio

Portfolio Manager: Geoffrey C. Pazzanese

The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Geoffrey Pazzanese	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2 / $206.2 million
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Geoffrey Pazzanese is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three, and five calendar year pre-tax gross total return basis versus the Fund's designated peer group of comparable accounts and versus the Fund's benchmark (i.e., Morgan Stanley Capital International All Country World ex U.S. Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Geoffrey Pazzanese is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Capital Appreciation Portfolio

Portfolio Managers: Mark G. DeFranco and Brian M. Gillott are the portfolio managers of the portfolio. Mr. DeFranco and Mr. Gillott generally have final authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark G. DeFranco is a Managing Director and Opportunistic Equity Portfolio Manager of Jennison, which he joined in 1998. As a member of Jennison Associates’ Opportunistic Equity team, Mr. DeFranco co-manages over $3 billion in assets. In addition to his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison, Mr. DeFranco was a precious metals equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, Mr. DeFranco spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco received a B.A. in economics from Bates College and graduated with an M.B.A. in finance from Columbia University. Barron’s Magazine named Mr. DeFranco as one of the top 100 mutual fund managers in 2005, 2006, 2007 and 2008.

Brian M. Gillott is a Managing Director and Opportunistic Equity Portfolio Manager of Jennison, which he joined in 1998. As a member of Jennison Associates’ Opportunistic Equity team, Mr. Gillott co-manages over $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. Mr. Gillott joined Jennison from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short opportunities. Prior to Soros Fund, he was an analyst at Goldman Sachs & Co. in the private client asset management group. He received a B.S. with honors from Penn State University. During his four years at Penn State, he worked at Trinity

Investment Management as a financial analyst. Barron’s Magazine named Mr. Gillott as one of the top 100 mutual fund managers 2005, 2006, 2007 and 2008.

The portfolio managers for the portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Other Accounts Managed:

Account Type	Portfolio Manager	Market Value (Thousands)	Number of Accounts	Market Value of Performance Fee Accounts (Thousands)	Number of Performance Fee Accounts
Registered Investment Companies	DeFranco, Mark G.	$457,051	1	0	0
Other Pooled Investment Vehicles	DeFranco, Mark G.	$1,615,696	6	0	0
Other Accounts*	DeFranco, Mark G.	$1,394,751	16	0	0

____________

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Account Type	Portfolio Manager	Market Value (Thousands)	Number of Accounts	Market Value of Performance Fee Accounts (Thousands)	Number of Performance Fee Accounts
Registered Investment Companies	Gillott, Brian M.	$457,051	1	0	0
Other Pooled Investment Vehicles	Gillott, Brian M.	$1,615,696	6	0	0
Other Accounts*	Gillott, Brian M.	$1,394,751	16	0	0

____________

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Conflicts of Interest: Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

• Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

• Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

• Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

• Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

• Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

• Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

• Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

• Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

• Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

• Jennison has adopted a code of ethics and policies relating to personal trading.

• Jennison provides disclosure of these conflicts as described in its Form ADV.

Compensation: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factors are reviewed for the portfolio managers:

• One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio managers in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

 Performance for the composite of accounts that includes the Portfolio managed by the portfolio managers is measured against the Russell 3000 Index.

The qualitative factors reviewed for the portfolio managers may include:

• The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

• Historical and long-term business potential of the product strategies;

• Qualitative factors such as teamwork and responsiveness; and

• Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation.

Ownership of Shares:

Mark G. DeFranco: None

Brian M. Gillott: None

Aggressive Growth Portfolio

Portfolio Manager: Doug Rao(*)

Other Accounts:

The following is information regarding the number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets
Registered Investment Companies	4(1)/$3,338,613,676
Other Pooled Investment Vehicles	1/$31,316,409
Other Accounts	2/$199,687,244

____________

(*) For any co-managed accounts, the assets reflect total account assets.

(1) Two of the accounts included in the total, consisting of $3,130,994,306 of the total assets in the category, have performance-based advisory fees.

Material Conflicts: The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares – None

Aggressive Growth Portfolio

Portfolio Manager: Nick Schommer, CFA(*)

Other Accounts:

The following is information regarding the number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets
Registered Investment Companies	0
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

(*) For any co-managed accounts, the assets reflect total account assets.

Material Conflicts: The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares - None

Mid Cap Opportunity Portfolio

Senior Portfolio Manager: Steven M. Barry

Portfolio Managers: Ashley Woodruff

Other Accounts Managed by the Portfolio Managers

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of December 31, 2015, which is prior to the date the individuals became portfolio managers for the Portfolio.

	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($MM)	Number of Accounts	Assets Managed($MM)	Number of Accounts	Assets Managed ($MM)
Steven M. Barry	18	$11,470	8	$4,242	60	$8,415
Ashley Woodruff	6	$5,765	1	$21	3	$2,997

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($MM)	Number Of Accounts	Assets Managed ($MM)	Number of Accounts	Assets Managed ($MM)
Steven M. Barry	0	$0	0	$0	5	$1,170
Ashley Woodruff	0	$0	0	$0	0	$0

Conflicts of Interest: The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the Funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and Funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

Compensation: Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for the Mid Cap Opportunity Portfolio is the Russell Midcap Growth Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

ClearBridge Small Cap Portfolio

Portfolio Manager: Albert Grosman

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	2 / $2,252,085,747
Other Pooled Investment Vehicles	0 / $0
Other Accounts	8,835/ $3,154,091,793

____________

*None of the other accounts have a performance based advisory fee.

Conflicts of Interest: Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation: ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation. In addition to base compensation, managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include, but are not limited to:

• Investment performance - A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5- year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

Ownership of Shares: The Portfolio Manager does not own any shares of the ClearBridge Small Cap Portfolio.

ClearBridge Small Cap Portfolio

Portfolio Co-Manager: Brian Lund

Other Accounts Managed:

Other Accounts	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	1 / $573,030,412
Other Pooled Investment Vehicles	0 / $0
Other Accounts	139 / $30,855,839

____________

*None of the other accounts have a performance based advisory fee.

Conflicts of Interest: Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation: ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation. In addition to base compensation, managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include, but are not limited to:

• Investment performance - A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5- year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

Ownership of Shares: The Portfolio Manager does not own any shares of the ClearBridge Small Cap Portfolio.

Small Cap Growth Portfolio

Portfolio Manager: Jonathan D. Coleman, CFA

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	5/$10,028,950,243
Other Pooled Investment Vehicles	0
Other Accounts	5/$411,091,734

Material Conflicts:

The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc.(“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

S&P MidCap 400® Index Portfolio

Portfolio Managers: Portfolio Managers: Deane Gyllenhaal and Patrick Waddell are Senior Portfolio Managers of the Fund, Louis Bottari is a Portfolio Manager of the Fund, and Peter Matthew is an Assistant Portfolio Manager of the Fund.

Deane Gyllenhaal has been a Senior Portfolio Manager with Geode since 2014. In addition to his portfolio management responsibilities, Mr. Gyllenhaal is responsible for new product development. Prior to joining Geode, Mr. Gyllenhaal was a Portfolio Manager with Hartford Investment Management from 2006 to 2014. Previously, he was a Senior Portfolio Manager within the Global Structured Products Group of State Street Global Advisors from 1996 to 2006.

Louis Bottari has been a Portfolio Manager with Geode Since 2010. Prior to that, Mr. Bottari was an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Patrick Waddell has been a Senior Portfolio Manager with Geode since 2014. Prior to that, Mr. Waddell was a Portfolio Manager since 2006, and an Assistant Portfolio Manager since 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Investments from 1997 to 2004, most recently as a Senior Portfolio Assistant.

Peter Matthew has been an Assistant Portfolio Manager with Geode since 2012. Prior to that, Mr. Matthew was a Portfolio Manager Assistant with Geode since 2011 and a Senior Operations Associate since 2007. Prior to joining Geode in 2007, Mr. Mathew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Thomas Brussard has been an Assistant Portfolio Manager with Geode since 2016. Prior to that, Mr. Brussard was a Portfolio Manager Assistant with Geode since 2015 and a Senior Trade Operations Associate since 2011. Prior to joining Geode in 2011, Mr. Brussard was employed by Fidelity Investments from 2006 to 2011.

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2015.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*
Deane Gyllenhaal	20 / $175.2 million	16 / $16.3 million	6 / $12.4 million
Louis Bottari	29 / $181.1 million	18 / $16.8 million	6 / $12.4 million
Patrick Waddell	29 / $181.1 million	18 / $16.8 million	6 / $12.4 million
Peter Matthew	27/ $179.3 million	17 / $16.6 million	6 / $12.4 million
Thomas Brussard

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Shares:

Deane Gyllenhaal: None

Louis Bottari: None

Patrick Waddell: None

Peter Matthew: None

Thomas Brussard: None

Bristol Growth Portfolio

Portfolio Manager: Christopher Liong

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	3 funds / $405.0 million
Other Pooled Investment Vehicles	0
Other Accounts	7 / $550.8 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Christopher Liong is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio’s benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $10,001 – $50,000

Bristol Growth Portfolio

Portfolio Manager: Donald Gilbert

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	6 funds / $890.1 million
Other Pooled Investment Vehicles	0
Other Accounts	8 / $561.6 million

____________

*None of the Accounts has an advisory fee that is based on performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark over one and three year periods. A portion of Mr. Gilbert’s variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $500,001 – $1,000,000

Risk Managed Balanced Portfolio

Portfolio Manager: Jeremiah Buckley, CFA(*)(1)

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	1/$4,110,051,902
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

* For any co-managed accounts, the assets reflect total account assets.

(1) The information reflected does not account for recent portfolio manager changes.

Material Conflicts:

The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Risk Managed Balanced Portfolio

Portfolio Manager: Marc Pinto, CFA(*)

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	11(1)/$32,062,318,788
Other Pooled Investment Vehicles	0
Other Accounts	14(2)/$564,290,719

____________

(*) For any co-managed accounts, the assets reflect total account assets.

(1) One of the accounts included in the total, consisting of $9,116,930,638 of the total assets in the category, has a performance-based advisory fee.

(2) One of the accounts included in the total, consisting of $283,713,961 of the total assets in the category, has a performance-based advisory fee.

Material Conflicts:

The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Risk Managed Balanced Portfolio

Portfolio Manager: Mayur Saigal(*)(1)

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	1/$17,439,249
Other Pooled Investment Vehicles	0
Other Accounts	0

____________

(*) For any co-managed accounts, the assets reflect total account assets.

(1) The information reflected does not account for recent portfolio manager changes.

Material Conflicts:

The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Risk Managed Balanced Portfolio

Portfolio Manager: Darrell Watters(*)

Other Accounts:

The following is information regarding number of funds/accounts managed by the portfolio manager and total fund/account assets managed as of December 31, 2015.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets
Registered Investment Companies	20/$21,169,666,514
Other Pooled Investment Vehicles	1/$163,780,590
Other Accounts	39/$4,845,087,831

____________

(*) For any co-managed accounts, the assets reflect total account assets.

Material Conflicts:

The following describes material conflicts as of December 31, 2015. As shown in the table above, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Portfolio or may have a performance-based management fee. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation:

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2015.

The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and consistent of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

A portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Ownership of Shares: None

Risk Managed Balanced Portfolio

Portfolio Managers: Marshall C. Greenbaum, Joseph L. D’Anna

The following is information regarding number of fund/accounts managed by the portfolio managers and total fund/account assets managed as of December 31, 2015

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	0
Other Pooled Investment Vehicles	1*/ $10,608,335
Other Accounts	14 / $2,669,835

____________

*The account has a performance-based advisory fee.

Conflicts of Interest: The Portfolio Managers have management responsibility for other accounts, which may create the potential for conflicts to arise. Even though all accounts in the same investment style are managed similarly, the portfolio manager can make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at the same time or at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest.

AnchorPath has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Compensation: AnchorPath’s compensation policy is to pay Portfolio Managers a fixed salary and discretionary bonuses based on asset growth and corporate profitability. In addition, Mr. Greenbaum is a direct owner of the firm.

Ownership of Shares: None

Brokerage Allocation

The Adviser buys and sells the portfolio securities for the Bond Portfolio, and the fixed-income component of the Omni Portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors’ approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells Ohio National’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

For each of the indicated years, ending on December 31, the following brokerage commission amounts were paid by each portfolio:

	2015	2014	2013
Equity Portfolio	$309,447	$382,569	$156,500
Bond Portfolio	None	None	None
Omni Portfolio	103,142	87,637	109,566
International Portfolio	421,235	416,631	403,205
Capital Appreciation Portfolio	500,913	315,759	144,983
International Small-Mid Company Portfolio	114,315	127,768	143,079
Aggressive Growth Portfolio	23,395	23,506	25,991
Small Cap Growth Portfolio	140,962	208,367	126,065
Mid Cap Opportunity Portfolio	50,492	51,035	42,278
S&P 500® Index Portfolio	12,916	11,410	15,350
ClearBridge Small Cap Portfolio	116,617	44,993	37,807
High Income Bond Portfolio	259	45	None
Strategic Value Portfolio	88,975	213,588	200,831
Nasdaq-100® Index Portfolio	7,407	7,584	12,893
Bristol Portfolio	650,877	690,993	927,410
Bryton Growth Portfolio	1,037,378	1,067,883	1,086,345
Balanced Portfolio	468,694	366,709	75,570
S&P MidCap 400® Index Portfolio	19,260	20,046	12,041
Bristol Growth Portfolio	239,200	276,928	408,876
Risk Managed Balanced Portfolio	52,859	17,745	None
Total	$4,358,344	$4,331,195	$3,733,340

In 2015, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.

Purchase and Redemption of Shares

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. Over-the-counter securities are valued at the last trade price as of 4:00 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Omni Portfolio with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni Portfolio at amortized cost. The short-term debt assets of the Omni Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni Portfolio and of all other portfolios, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni Portfolio, to maintain a dollar-weighted average maturity of not more than 120 days and to not purchase any such debt security having a maturity of more than one year. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni Portfolio is required to limit its short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

Tax Status

At December 31, 2015, the Fund and each then existing portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI,

ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

Total Return

Total returns quoted in advertising reflect all aspects of a portfolio’s investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio’s net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return,
	n	=	the number of years, and
	ERV	=	the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year or since inception (if there is no 10 year history) periods ended on December 31, 2015, are as stated below:

Portfolio Performance	One Year	Five Years	Ten Years	From Inception	Inception Date
Equity Portfolio	-3.69%	11.08%	1.42%	—	1/14/1971
Bond Portfolio	-2.04%	3.02%	3.80%	—	11/2/1982
Omni Portfolio	2.15%	9.94%	7.24%	—	9/10/1984
International Portfolio	-0.40%	0.49%	1.53%	—	5/3/1993
International Small-Mid Company Portfolio	9.46%	5.23%	5.01%	—	3/31/1995
Capital Appreciation Portfolio	-2.05%	10.59%	7.37%	—	4/30/1994
Aggressive Growth Portfolio	10.15%	13.06%	8.38%	—	3/31/1995
Small Cap Growth Portfolio	-0.24%	14.23%	11.12%	—	1/3/1997
Mid Cap Opportunity Portfolio	-5.05%	10.16%	5.56%	—	1/3/1997
ClearBridge Small Cap Portfolio*	-2.46%	7.64%	8.53%	—	5/1/1998
S&P 500® Index Portfolio	0.91%	12.05%	6.81%	—	1/3/1997
High Income Bond Portfolio	-3.06%	5.15%	6.42%	—	5/1/1998
Strategic Value Portfolio	4.26%	11.63%	5.13%	—	5/1/1998
Nasdaq-100® Index Portfolio	9.14%	16.48%	11.18%	—	5/1/2000
Bristol Portfolio	4.08%	11.96%	7.26%	—	5/1/2002
Bryton Growth Portfolio	-4.25%	7.63%	6.55%	—	5/1/2002
Balanced Portfolio	1.47%	7.52%	6.03%	—	5/1/2004
S&P MidCap 400® Index Portfolio†	-3.24%	10.06%	4.31%	—	11/2/2005
Bristol Growth Portfolio	5.72%	12.39%	—	6.79%	5/1/2007
Risk Managed Balanced Portfolio	-1.32%	—	—	4.06%	5/1/2014

*ClearBridge, LLC assumed management of the ClearBridge Small Cap Portfolio on September 25, 2015. The portfolio was previously managed by Eagle Asset Management, Inc.

†Geode Capital Management, LLC assumed management of the S&P MidCap 400® Index Portfolio on December 19, 2016. The portfolio was previously managed by First Trust Advisors L.P.

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ended on December 31, 2015 (shown as an end-of-period dollar value assuming a hypothetical initial investment of $10,000) were as follows:

	Five Years	Ten Years	Since Inception
Equity Portfolio	$16,910	$11,514	—
Bond Portfolio	$11,605	$14,516	—
Omni Portfolio	$16,060	$20,115	—
International Portfolio	$10,246	$11,634	—
International Small-Mid Company Portfolio	$12,900	$16,306	—
Capital Appreciation Portfolio	$16,538	$20,366	—
Aggressive Growth Portfolio	$18,470	$22,356	—
Small Cap Growth Portfolio	$19,448	$28,714	—
Mid Cap Opportunity Portfolio	$16,224	$17,184	—
ClearBridge Small Cap Portfolio	$14,451	$22,676	—
S&P 500® Index Portfolio	$17,660	$19,317	—
High Income Bond Portfolio	$12,851	$18,634	—
Strategic Value Portfolio	$17,336	$16,492	—
Nasdaq-100® Index Portfolio	$21,440	$28,856	—
Bristol Portfolio	$17,589	$20,154	—
Bryton Growth Portfolio	$14,444	$18,863	—
Balanced Portfolio	$14,367	$17,955	—
S&P MidCap 400® Index Portfolio	$16,147	$15,248	—
Bristol Growth Portfolio	$17,930	—	$17,678
Risk Managed Balanced Portfolio	—	—	$10,687

Independent Registered Public Accounting Firm

, independent registered public accounting firm with offices at     , serves as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2015.    will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Fund’s Board of Directors.

Financial Statements

[To be included by amendment]

Pending Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the S&P MidCap 400® Index Portfolio (formerly called Target VIP Portfolio) in exchange for shares of the S&P MidCap 400® Index Portfolio (“the reorganization”). In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted. As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the S&P MidCap 400® Index Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the S&P MidCap 400® Index Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess these litigation matters and any offers of settlement.

Appendix - Debt Security Ratings

The Commission has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

Moody’s Investors Service, Inc. (“Moody’s”)

Commercial Paper:

Moody’s short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody’s. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody’s are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corp. (“S&P”)

Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P’s highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated ‘BB.’ ‘B,’ ‘CC,’ and ‘C,’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated ‘BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B Debt rated ‘B’ has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC Debt rated ‘CCC’ has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The ‘CCC’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-” rating.

CC The rating ‘CC’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC’ rating.

C The rating ‘C’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC-’ rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating ‘CI’ is reserved for income bonds on which no interest is being paid.

D Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch’s short-term ratings emphasize the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds

AAA  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.’ Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated ‘ F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘DDD’ represents the highest potential for recovery on these bonds, and ‘D’ represents the lowest potential for recovery.

Note: Fitch ratings (other than ‘AAA.’ ‘DDD,’ ‘DD,’ or ‘D’ categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.